For Directors

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN RESTRICTED STOCK AGREEMENT
NOTICE OF RESTRICTED STOCK GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Agreement which includes the Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:
The undersigned Participant has been granted the right to receive a Restricted Stock Award, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Shares of Restricted Stock:
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the Shares of Restricted Stock will be scheduled to vest in accordance with the following schedule:
[Insert Vesting Schedule]
If Participant’s Continuous Status as a Participant ends for any reason before Participant vests in all or some of the Shares of Restricted Stock, the unvested Shares of Restricted Stock and Participant’s right to receive any of such Shares hereunder will terminate and never will vest, unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and Micron Technology, Inc. (the “Company”) or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents).
By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by the Company), Participant and the Company agree that (1) this Restricted Stock Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[PARTICIPANT

Signature
Printed Name] [Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT
1.Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) a Restricted Stock Award under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. “Restricted Stock” mean the Stock granted under this Award Agreement that is subject to the restrictions imposed hereunder and such restrictions have not then expired or terminated.
2.Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 7, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining in Continuous Status as a Participant through the applicable vesting date.
3.Acceleration.
(a)Death or Disability. If Participant’s Continuous Status as a Participant ends on account of Participant’s death or Participant becoming Disabled, any Shares of Restricted Stock that both were unexpired and unvested as of the date of cessation of Continuous Status as a Participant, will vest on such date.
(b)Change in Control. If a Change in Control occurs before Participant’s Continuous Status as a Participant ends, any Shares of Restricted Stock that both were unexpired and unvested as of immediately preceding the Change in Control, will vest upon the consummation of the Change in Control.
(c)Retirement. If, prior to the vesting of any or all the Share of Restricted Stock, Participant either (i) reaches the mandatory retirement age, or (ii) following service as a member of the Board for a period of at least three (3) years prior to the effective date of his or her retirement, retires from the Board, then any Shares of Restricted Stock that both were unexpired and unvested as of immediately preceding the occurrence of such event, will vest upon the occurrence thereof.
(d)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of the Plan. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Committee.
4.Forfeiture Upon Cessation of Continuous Status as a Participant. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant’s Continuous Status as a Participant ceases for any or no reason, the then-unvested Shares of Restricted Stock awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of cessation of Continuous Status as a Participant.
5.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
6.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.Tax Obligations..
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal (including Participant’s Federal Insurance Contributions Act (FICA) obligations), state, local and non-U.S. taxes that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an election under Section 83(b) of the Code (the “83(b) Election”) with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the issuance or vesting of the Shares of Restricted Stock (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election with respect to the Shares of Restricted

Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions (subject to Section 14(f)), and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder, Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company. Participant understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the Fair Market Value of the Shares as of each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an 83(b) Election with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award
(b)Tax Withholding and Default Method of Tax Withholding. Unless Participant timely files an 83(b) Election, when Shares of Restricted Stock vest, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 7(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 7(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Withholding Obligations, (iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.
(d)Withholding Rates. The Company may withhold or account for Tax Obligations by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Stock), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax Obligations directly to the applicable tax authority or to the Company, the Employer and/or the Service Recipient. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares of Restricted Stock, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Obligations.
(e)Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 14 unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 3, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Shares of Restricted Stock to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company.
8.Dividends. Participant shall be eligible to receive cash and non-cash dividends declared and paid by the Company on Shares declared for which the record date occurs while Shares of Restricted Stock subject to this Award Agreement remain outstanding. Dividends eligible to vest under this Section 8 will be subject to the same terms and conditions as the Shares of Restricted Stock on which the dividends were paid, including (but not limited to) vesting at the same time as the vesting of the Shares of Restricted Stock on which the dividends were paid. Dividends will not accrue interest and will not be credited with any investment returns related to Shares or otherwise.
9.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares, subject to Section 8.

10. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING IN CONTINUOUS STATUS AS A PARTICIPANT, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
11.Grant is Not Transferable. Except for the escrow described in Section 14 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 6 and this Section 11 or as otherwise determined by the Committee, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby cannot be transferred, assigned, pledged, hypothecated, or otherwise encumbered in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement, except to the limited extent provided in Section 6 and this Section 11 or as otherwise determined by the Committee. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise encumber or dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 6 and this Section 11 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
12.Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:
(a)the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;
(b)all decisions with respect to future grants of Restricted Stock or other grants, if any, will be at the sole discretion of the Committee;

(c)Participant is voluntarily participating in the Plan;
(d)the Shares of Restricted Stock, and the income from and value of same, are not intended to replace any pension rights or compensation;
(e)the Shares of Restricted Stock, and the income from and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)unless otherwise agreed with the Company in writing, the Shares of Restricted Stock and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary;
(g)the future value of the Shares of Restricted Stock is unknown, indeterminable, and cannot be predicted;
(h)for purposes of the Shares of Restricted Stock, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is an employee, officer, director or consultant (a “Service Provider”) or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the Shares of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the grant of Shares of Restricted Stock (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(i)unless otherwise provided in the Plan or by the Committee in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(j)the following provisions apply only if Participant is providing services outside the United States:
(i)the Restricted Stock Award is not part of normal or expected compensation or salary for any purpose;

(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Shares of Restricted Stock or of any amounts due to Participant pursuant to the grant of the Shares of Restricted Stock or the subsequent sale of any such Shares; and
(iii)no claim or entitlement to compensation or damages shall arise from forfeiture or recoupment of the Shares of Restricted Stock acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and / or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the Shares of Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
13.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares of Restricted Stock. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
14.Escrow of Shares.
(a)All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant’s Continuous Status as a Participant ceases.
(b)The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.
(c)Upon the cessation of Participant’s Continuous Status as a Participant for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(d)The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.
(e)Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.
(f)In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in Participant’s capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Committee in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
(g)The Company may instruct the transfer agent for its Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.
15.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
16.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock awarded under the Plan or future Restricted Stock that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions,

nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
19.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
20.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, U.S. or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Shares of Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience.
21.Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the provisions of this Award Agreement and the Plan. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Committee at any time.
25.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
26.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Shares of Restricted Stock and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
27.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Shares of Restricted Stock (including any other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to forfeit to the Company part or all of the Shares (if any) that Participant has received under this Award Agreement at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with Applicable Law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.
In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant's behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the Award of Restricted Stock to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
28.Governing Law; Venue; Severability. This Award Agreement and the Shares of Restricted Stock are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware, USA. For purposes of litigating any dispute that arises under the Shares of Restricted Stock or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, USA and agree that such litigation will be conducted in the courts of Ada County, Idaho, USA or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.
29.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
30.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Award shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum, if any, constitutes part of this Award Agreement.
31.Insider Trading/Market Abuse Laws. Participant acknowledges that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and Participant’s country of residence, which may affect Participant’s ability to acquire or sell Shares or rights to Shares (e.g., Restricted Stock) under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant should keep in mind third parties includes fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Participant is responsible for ensuring compliance with any applicable restrictions and should consult with his or her personal legal advisor on this matter.

*    *    *

For Officers

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN RESTRICTED STOCK AGREEMENT
NOTICE OF RESTRICTED STOCK GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Agreement which includes the Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:
The undersigned Participant has been granted the right to receive a Restricted Stock Award, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Shares of Restricted Stock:
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the Shares of Restricted Stock will be scheduled to vest in accordance with the following schedule:
[Insert Vesting Schedule]
If Participant’s Continuous Status as a Participant ends for any reason before Participant vests in all or some of the Shares of Restricted Stock, the unvested Shares of Restricted Stock and Participant’s right to receive any of such Shares hereunder will terminate and never will vest, unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and Micron Technology, Inc. (the “Company”) or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents).
By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by the Company), Participant and the Company agree that (1) this Restricted Stock Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[PARTICIPANT

Signature
Printed Name] [Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT
1.Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) a Restricted Stock Award under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. “Restricted Stock” mean the Stock granted under this Award Agreement that is subject to the restrictions imposed hereunder and such restrictions have not then expired or terminated.
2.Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 7, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining in Continuous Status as a Participant through the applicable vesting date.
3.Acceleration.
(a)Death or Disability. If Participant’s Continuous Status as a Participant ends on account of Participant’s death or Participant becoming Disabled, any Shares of Restricted Stock that both were unexpired and unvested as of the date of cessation of Continuous Status as a Participant, will vest on such date.
(b)Change in Control. If a Change in Control occurs before Participant’s Continuous Status as a Participant ends, any Shares of Restricted Stock that both were unexpired and unvested as of immediately preceding the Change in Control, will vest upon the consummation of the Change in Control unless, as determined by the Committee (as constituted immediately prior to the Change in Control), such Shares of Restricted Stock have been assumed by the Surviving Corporation, if any, or otherwise equitably converted or substituted in the Change in Control. For the purposes of this Award Agreement, the Shares of Restricted Stock will be considered assumed if, following the Change in Control, this Award Agreement confers the right to receive, for each Share subject to the Award Agreement immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely shares (or other applicable equity interests) of the Surviving Corporation or its parent, the Committee may, with the consent of the Surviving Corporation, provide for the consideration to be received for each Share of Restricted Stock to be solely shares (or other applicable equity interests) of the Surviving Corporation or its parent equal in fair market value at the time of the Change in Control to the per Share consideration received by holders of Shares in the Change in Control.

(c)Termination following a Change in Control. If (A) a Change in Control occurs before Participant’s Continuous Status as a Participant ends, (B) as determined by the Committee (as constituted immediately prior to the Change in Control), any Shares of Restricted Stock that, both were unexpired and unvested as of the date of the Change in Control, were assumed by the Surviving Corporation or otherwise equitably converted or substituted in the Change in Control, and (C) Participant’s employment with the Company (or any Surviving Corporation, as applicable) and all Affiliates is terminated within one (1) year after the effective date of the Change in Control either (i) by the Company (or any such Surviving Corporation or Affiliate, as applicable) without Cause, or (ii) by Participant’s resignation for Good Reason, then any Shares of Restricted Stock that both were unexpired and unvested as of immediately preceding the termination of employment, will vest upon the termination of employment.
For purposes of this Section 3(c), “Good Reason” shall mean any of the following, without Participant’s consent: (A) a material diminution in Participant’s base salary (other than an across- the-board reduction in base salary that affects all peer employees); (B) a material diminution in Participant’s authority, duties, or responsibilities; or (C) the relocation of Participant’s principal office to a location that is more than twenty-five (25) miles from the location of Participant’s principal office on the effective date of the Change in Control; provided, however, that Good Reason shall not include (i) any relocation of Participant’s principal office which is proposed or initiated by Participant; or (ii) any relocation that results in Participant’s principal office being closer to Participant’s then-current principal residence. To the extent Participant’s principal office is Participant’s residence due to a shelter-in-place order or similar work-from-home arrangement that applies to Participant, Participant’s principal office, from which a change in location under the foregoing clause (C) will be measured, will be considered the Company’s office location where Participant’s employment with the Company primarily was based immediately prior to the commencement of such shelter-in-place order or similar work-from-home arrangement. A termination by Participant shall not constitute termination for Good Reason unless Participant shall first have delivered to the Company written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than ninety (90) days after the initial occurrence of such event) (the “Good Reason Notice”), and the Company has not taken action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by Participant within thirty (30) days following its receipt of such Good Reason Notice. Participant’s date of termination for Good Reason must occur within a period of three hundred and sixty five (365) days after the initial occurrence of an event of Good Reason.
(d)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of the Plan. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Committee.

4.Forfeiture Upon Cessation of Continuous Status as a Participant. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant’s Continuous Status as a Participant ceases for any or no reason, the then-unvested Shares of Restricted Stock awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of cessation of Continuous Status as a Participant.
5.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
6.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
7.Tax Obligations.
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal (including Participant’s Federal Insurance Contributions Act (FICA) obligations), state, local and non-U.S. taxes that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an election under Section 83(b) of the Code (the “83(b) Election”) with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the issuance or vesting of the Shares of Restricted Stock (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election with respect to the Shares of Restricted Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions (subject to Section 14(f)), and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder, Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company. Participant understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the Fair Market Value of the Shares as of each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an 83(b) Election with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award.
(b)Tax Withholding and Default Method of Tax Withholding. Unless Participant timely files an 83(b) Election, when Shares of Restricted Stock vest, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 7(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 7(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Withholding Obligations, (iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that

Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.
(d)Withholding Rates. The Company may withhold or account for Tax Obligations by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Stock), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax Obligations directly to the applicable tax authority or to the Company, the Employer and/or the Service Recipient. If the obligation for Tax Obligations is satisfied by withholding in Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares of Restricted Stock, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Obligations.
(e)Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 14 unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 3, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Shares of Restricted Stock to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company.
8.Dividends. Participant shall be eligible to receive cash and non-cash dividends declared and paid by the Company on Shares declared for which the record date occurs while Shares of Restricted Stock subject to this Award Agreement remain outstanding. Dividends eligible to vest under this Section 8 will be subject to the same terms and conditions as the Shares of Restricted Stock on which the dividends were paid, including (but not limited to) vesting at the same time as the vesting of the Shares of Restricted Stock on which the dividends were paid. Dividends will not accrue interest and will not be credited with any investment returns related to Shares or otherwise.
9.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares, subject to Section 8.

10.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING IN CONTINUOUS STATUS AS A PARTICIPANT, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
11.Grant is Not Transferable. Except for the escrow described in Section 14 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 6 and this Section 11 or as otherwise determined by the Committee, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby cannot be transferred, assigned, pledged, hypothecated, or otherwise encumbered in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement, except to the limited extent provided in Section 6 and this Section 11 or as otherwise determined by the Committee. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise encumber or dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 6 and this Section 11 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
12.Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:
(a)the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;
(b)all decisions with respect to future grants of Restricted Stock or other grants, if any, will be at the sole discretion of the Committee;
(c)Participant is voluntarily participating in the Plan;

(d)the Shares of Restricted Stock, and the income from and value of same, are not intended to replace any pension rights or compensation;
(e)the Shares of Restricted Stock, and the income from and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments; unless otherwise agreed with the Company in writing, the Shares of Restricted Stock and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary; the future value of the Shares of Restricted Stock is unknown, indeterminable, and cannot be predicted;
(f)for purposes of the Shares of Restricted Stock, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is an employee, officer, director or consultant (a “Service Provider”) or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the Shares of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the grant of Shares of Restricted Stock (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(g)unless otherwise provided in the Plan or by the Committee in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(h)the following provisions apply only if Participant is providing services outside the United States:
(i)the Restricted Stock Award is not part of normal or expected compensation or salary for any purpose;
(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Shares of Restricted Stock or of any amounts due to Participant pursuant to the grant of the Shares of Restricted Stock or the subsequent sale of any such Shares; and

(iii)no claim or entitlement to compensation or damages shall arise from forfeiture or recoupment of the Shares of Restricted Stock acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and / or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the Shares of Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
13.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares of Restricted Stock. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
14.Escrow of Shares.
(a)All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant’s Continuous Status as a Participant ceases.
(b)The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.
(c)Upon the cessation of Participant’s Continuous Status as a Participant for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.
(d)The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e)Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.
(f)In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in Participant’s capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Committee in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
(g)The Company may instruct the transfer agent for its Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.
15.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the

Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
16.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock awarded under the Plan or future Restricted Stock that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
19.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
20.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, U.S. or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Shares of Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience.
21.Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the provisions of this Award Agreement and the Plan. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Committee at any time.
25.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
26.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Shares of Restricted Stock and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
27.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Shares of Restricted Stock (including any other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to forfeit to the Company part or all of the Shares (if any) that Participant has received under this Award Agreement at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with Applicable Law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.
In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant's behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the Award of Restricted Stock to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
28.Governing Law; Venue; Severability. This Award Agreement and the Shares of Restricted Stock are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware, USA. For purposes of litigating any dispute that arises under the Shares of Restricted Stock or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, USA and agree that such litigation will be conducted in the courts of Ada County, Idaho, USA or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.
29.Vesting upon a Qualifying Separation from Service. To the extent that Participant and the Company have entered into a written offer letter or similar written agreement (the “Letter”) that provides for accelerated or continued vesting of part or all of this Award if Participant experiences a “Qualifying Separation from Service” (as defined in the Letter), if Participant experiences a Qualifying Separation from Service and complies with the terms of the Letter so that Participant becomes entitled to “Severance Benefits” (as defined in the Letter), Participant also shall be entitled to partial or full vesting of this Award as a Restricted Stock award under the Letter and in accordance with the terms and conditions specified in the Letter. For the avoidance of doubt, any vesting provided under this Section 29 is subject to all of the terms and conditions of the Letter and, if Participant does not comply with the requirements of the Letter to qualify for Severance Benefits, Participant will not be entitled to any vesting under this Section 29.
30.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
31.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Award shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Award of Restricted Stock (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum, if any, constitutes part of this Award Agreement.
32.Insider Trading/Market Abuse Laws. Participant acknowledges that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and Participant’s country of residence, which may affect Participant’s ability to acquire or sell Shares or rights to Shares (e.g., Restricted Stock) under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant should keep in mind third parties includes fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Participant is responsible for ensuring compliance with any applicable restrictions and should consult with his or her personal legal advisor on this matter.    *    *

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT
NOTICE OF RESTRICTED STOCK UNIT GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:

The undersigned Participant has been granted the right to receive a Restricted Stock Unit Award, subject to the terms and conditions of the Plan and this Award Agreement, as follows:
Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Shares Subject to Restricted Stock Units:
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will be scheduled to vest in accordance with the following schedule:
[Insert Vesting Schedule.]
If Participant’s Continuous Status as a Participant ends for any reason before Participant vests in all or some of the Restricted Stock Units, the unvested Restricted Stock Units and Participant’s right to acquire any Shares hereunder will terminate and never will vest, unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and Micron Technology, Inc. (the ”Company”) or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents).
By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by the Company), Participant and the Company agree that (1) this Restricted Stock Unit Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[PARTICIPANT

Signature
Printed Name][Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
1.Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) a Restricted Stock Unit Award under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section
16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining in Continuous Status as a Participant through the applicable vesting date.
4.Payment after Vesting.
(a)General Rule. Subject to Section 8, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in Shares. Subject to this Section 4 and Section 9, such vested Restricted Stock Units shall be paid in Shares as soon as administratively practicable after vesting, but in each such case within thirty
(30) days following the vesting date (such payment date being the “Settlement Date”). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.
(b)Acceleration.
(i)Death or Disability. If Participant’s Continuous Status as a Participant ends on account of Participant’s death or Participant becoming Disabled, any Restricted Stock Units that both were unexpired and unvested as of the date of cessation of Continuous Status as a Participant, will vest on such date.
(ii)Change in Control. If a Change in Control occurs before Participant’s Continuous Status as a Participant ends, any Restricted Stock Units that both were unexpired and unvested as of immediately preceding the Change in Control, will vest upon the consummation of the Change in Control unless, as determined by the Committee (as constituted immediately prior to the Change in Control), such Restricted Stock Units have been assumed by the Surviving Corporation, if any, or otherwise equitably converted or substituted in the Change in Control. For the purposes of this Award Agreement, the Restricted Stock Units will be considered assumed if, following the Change in Control, this Award Agreement confers the right to receive, for each Share subject to the Award Agreement immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely shares (or other applicable equity interests) of the Surviving Corporation or its parent, the Committee may, with the consent of the Surviving Corporation, provide for the consideration to be received upon the payout of each Restricted Stock Unit to be solely shares (or other applicable equity interests) of the Surviving Corporation or its parent equal in fair market value at the time of the Change in Control to the per Share consideration received by holders of Shares in the Change in Control.
(iii)Termination following a Change in Control. If (A) a Change in Control occurs before Participant’s Continuous Status as a Participant ends, (B) as determined by the Committee (as constituted immediately prior to the Change in Control), any Restricted Stock Units that, both were unexpired and unvested as of the date of the Change in Control, were assumed by the Surviving Corporation or otherwise equitably converted or substituted in the Change in Control, and (C) Participant’s employment with the Company (or any Surviving Corporation, as applicable) and all Affiliates is terminated by the Company (or any such Surviving Corporation or Affiliate, as applicable) without Cause within one (1) year after the effective date of the Change in Control, then any Restricted Stock Units that both were unexpired and unvested as of immediately preceding the termination of employment, will vest upon the termination of employment.
(iv)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Committee. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Code Section 409A (“Section 409A”). The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(v)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on, or after the Grant Date), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the cessation of Participant’s status as an employee, officer, director or consultant (a “Service Provider”) (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Committee), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6)

months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.

(c)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Cessation of Continuous Status as a Participant. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant’s Continuous Status as a Participant ceases for any or no reason, the then- unvested Restricted Stock Units awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of cessation of Continuous Status as a Participant.
6.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the
U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

8.Tax Obligations.
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal (including Participant’s Federal Insurance Contributions Act (FICA) obligations), state, local and non-U.S. taxes that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event (as determined by the Company), Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate
U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i)

paying cash, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Obligations, (iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.
(d)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Restricted Stock Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company.
9.Dividend Equivalents. If the Company declares and pays a cash dividend on Shares for which the record date occurs while Restricted Stock Units subject to this Award Agreement remain outstanding, then certain cash amounts (referred to as “DEUs”) will be credited under this Award Agreement in accordance with this Section 9, but only if Participant remains in Continuous Status as a Participant through the applicable record date for that cash dividend. Subject to the provisions of this Section 9, upon the occurrence of such a cash dividend, the cash amount of each DEU will equal the cash dividend amount per Share paid to stockholders. The aggregate cash amount of the DEUs that will be credited under this Award Agreement for a particular cash dividend will be determined by the following formula: X = (A x B); where:
•“X” is the aggregate cash amount of the DEUs to be credited with respect to that cash dividend.
•“A” is the amount of the cash dividend paid by the Company to stockholders with respect to one Share. In other words, this amount is the cash amount of each DEU to be credited with respect to a particular cash dividend.
•“B” is the number of Restricted Stock Units remaining subject to this Award Agreement as of the cash dividend record date but immediately prior to the application of this Section 9 for that cash dividend.
(a)Vesting of DEUs. Any DEUs credited under this Section 9 will be scheduled to vest as follows: the DEUs will vest on the vesting date for the portion of the Award to which the DEUs are attributable. However, the following exception applies: if a vesting date for the Award already occurred before the cash dividend payment date, then the installment of DEUs that would have vested on the vesting date that already passed instead will be scheduled to vest on the next vesting date under the Award occurring after the cash dividend payment date, if any, otherwise the vesting of such DEUs will be dealt with as provided in Section 9(c) below. Notwithstanding the preceding, on any vesting date, DEUs will vest only if Participant remains in Continuous Status as a Participant through the vesting date and the portion of the Award to which the DEUs are attributable actually vests.
(b)Settlement and General. DEUs credited under this Section 9 will be subject to the same terms and conditions as the other Shares underlying the Restricted Stock Units on which the DEUs were paid, including (but not limited to) being settled at the same time as the settlement of the Restricted Stock Units on which the DEUs were paid (but DEUs will be paid in cash and be subject to he other provisions of this Section 9 and the Award Agreement). DEUs will not accrue interest and will not be credited with any investment returns related to Shares or otherwise.
(c)Timing. If a Settlement Date occurs after a cash dividend record date, but before the payment date for that dividend, and Participant (if otherwise eligible in accordance with the above provisions of this Section 9) consequently did not receive the cash dividend or any credited DEUs with respect to such Shares issued on the applicable Settlement Date, Participant nevertheless will be entitled to receive cash in lieu of such dividend or DEUs, as determined by the Committee, in its discretion, in an amount determined pursuant to this Section 9, which amount will be immediately paid in cash on the cash dividend payment date (or as soon as reasonably practicable thereafter but not later than thirty (30) days after the cash dividend payment date). For the avoidance of doubt, except as specifically provided in this Section 9(c), no other additional Restricted Stock Units, DEUs or cash will be credited with respect to any Restricted Stock Units that previously vested and were settled.
10.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
11.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING IN CONTINUOUS STATUS AS A PARTICIPANT, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A

SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
12.Grant is Not Transferable. Except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby cannot be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
13.Nature of Grant.    In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Committee;
(c)Participant is voluntarily participating in the Plan;
(d)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;
(e)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)unless otherwise agreed with the Company in writing, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary;
(g)the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;

(h)for purposes of the Restricted Stock Units, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(i)unless otherwise provided in the Plan or by the Committee in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(j)the following provisions apply only if Participant is providing services outside the United States:
(i)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;
(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and
(iii)no claim or entitlement to compensation or damages shall arise from the forfeiture of the Restricted Stock Units or recoupment of any Shares acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and / or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
14.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
15.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
16.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
19.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
20.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Committee may establish from time to time for reasons of administrative convenience.
21.Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the provisions of this Award Agreement and the Plan. If Participant has received this

Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Committee at any time.
25.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
26.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Award of Restricted Stock Units (including any Shares, DEUs or other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to repay to the Company part or all of the Shares (if any) that Participant receives under this Award Agreement and to forfeit some of the Restricted Stock Units covered by the Award at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with applicable law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.
In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant's behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the Restricted Stock Units to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
27.Governing Law; Venue; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware, USA. For purposes of litigating any dispute that arises under these Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, USA and agree that such litigation will be conducted in the courts of Ada County, Idaho, USA or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.
28.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
29.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Restricted Stock Unit Award (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
*    *    *

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN AWARD AGREEMENT
COUNTRY ADDENDUM

[Standard Micron addendum for compliance with non-US tax and securities laws omitted. Addendum will be included for individual grantees if needed for compliance.]

Nonemployee Director Annual Award Deferred RSU

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT
NOTICE OF RESTRICTED STOCK UNIT GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:

The undersigned Participant has been granted the right to receive a Restricted Stock Unit Award, subject to the terms and conditions of the Plan and this Award Agreement, as follows:
Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Shares Subject to Restricted Stock Units:
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will be scheduled to vest in accordance with the following schedule:
[Insert Vesting Schedule]
If Participant ceases to be a member of the Board for any reason before Participant vests in all or some of the Restricted Stock Units, the unvested Restricted Stock Units and Participant’s right to acquire any Shares hereunder will terminate and never will vest, unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and Micron Technology, Inc. (the ”Company”) or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents).

By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by Micron Technology, Inc. (the “Company”), Participant and the Company agree that (1) this Restricted Stock Unit Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[PARTICIPANT

Signature
Printed Name][Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
1.Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) a Restricted Stock Unit Award under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section
16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining a member of the Board through the applicable vesting date.
4.Payment after Vesting.
(a)General Rule. Subject to Section 8, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in Shares. Subject to this Section 4 and Section 9, such vested Restricted Stock Units shall be paid in Shares as soon as administratively practicable after vesting, but in each such case within fifteen (15) days following the date the Participant’s Separation from Service, (such payment date being the “Settlement Date”). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.
(b)Acceleration.
(i)Death or Disability. If Participant ceases to be a member of the Board on account of Participant’s death or Participant becoming Disabled, any Restricted Stock Units that both were unexpired and unvested as of the date of termination from the Board, will vest on such date.
(ii)Change in Control. If a Change in Control occurs while Participant is a member of the Board, any Restricted Stock Units that both were unexpired and unvested as of immediately preceding the Change in Control, will vest upon the consummation of the Change in Control unless, as determined by the Committee (as constituted immediately prior to the Change in Control), such Restricted Stock Units have been assumed by the Surviving Corporation, if any, or otherwise equitably converted or substituted in the Change in Control. For the purposes of this Award Agreement, the Restricted Stock Units will be considered assumed if, following the Change in

Control, this Award Agreement confers the right to receive, for each Share subject to the Award Agreement immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely shares (or other applicable equity interests) of the Surviving Corporation or its parent, the Committee may, with the consent of the Surviving Corporation, provide for the consideration to be received upon the payout of each Restricted Stock Unit to be solely shares (or other applicable equity interests) of the Surviving Corporation or its parent equal in fair market value at the time of the Change in Control to the per Share consideration received by holders of Shares in the Change in Control.
(iii)Termination after Three Years of Board Service. If Participant ceases to be a member of the Board after having attained at least three (3) years of service on the Board prior to the effective date of Participant’s termination from the Board, any Restricted Stock Units that both were unexpired and unvested as of the date of termination, will vest on such date.
(iv)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Committee. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Code Section 409A (“Section 409A”). The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(v)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on, or after the Grant Date), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the cessation of Participant’s status as an employee, officer, director or consultant (a “Service Provider”) (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Committee), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.

(a)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Termination from the Board. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant ceases to be a member of the Board for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of termination from the Board.
6.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the
U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Tax Obligations.
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal (including Participant’s Federal Insurance Contributions Act (FICA) obligations), state, local and non-U.S. taxes that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event (as determined by the Company), Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Obligations, (iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.

(d)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Restricted Stock Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company.
9.Dividend Equivalents. If the Company declares and pays a cash dividend on Shares for which the record date occurs while Restricted Stock Units subject to this Award Agreement remain outstanding, then certain cash amounts (referred to as “DEUs”) will be credited under this Award Agreement in accordance with this Section 9, but only if Participant remains in Continuous Status as a Participant through the applicable record date for that cash dividend. Subject to the provisions of this Section 9, upon the occurrence of such a cash dividend, the cash amount of each DEU will equal the cash dividend amount per Share paid to stockholders. The aggregate cash amount of the DEUs that will be credited under this Award Agreement for a particular cash dividend will be determined by the following formula: X = (A x B); where:
•“X” is the aggregate cash amount of the DEUs to be credited with respect to that cash dividend.
•“A” is the amount of the cash dividend paid by the Company to stockholders with respect to one Share. In other words, this amount is the cash amount of each DEU to be credited with respect to a particular cash dividend.
•“B” is the number of Restricted Stock Units remaining subject to this Award Agreement as of the cash dividend record date but immediately prior to the application of this Section 9 for that cash dividend.
(a)Vesting of DEUs. Any DEUs credited under this Section 9 will be scheduled to vest as follows: the DEUs will vest on the vesting date for the portion of the Award to which the DEUs are attributable. However, the following exception applies: if a vesting date for the Award already occurred before the cash dividend payment date, then the installment of DEUs that would have vested on the vesting date that already passed instead will be scheduled to vest on the next vesting date under the Award occurring after the cash dividend payment date, if any, otherwise the vesting of such DEUs will be dealt with as provided in Section 9(c) below. Notwithstanding the preceding, on any vesting date, DEUs will vest only if Participant remains in Continuous Status as a Participant through the vesting date and the portion of the Award to which the DEUs are attributable actually vests.
(b)Settlement and General. DEUs credited under this Section 9 will be subject to the same terms and conditions as the other Shares underlying the Restricted Stock Units on which the DEUs were paid, including (but not limited to) being settled at the same time as the settlement of the Restricted Stock Units on which the DEUs were paid (but DEUs will be paid in cash and be subject to the other provisions of this Section 9 and the Award Agreement). DEUs will not accrue interest and will not be credited with any investment returns related to Shares or otherwise.

(c)Timing. If a Settlement Date occurs after a cash dividend record date, but before the payment date for that dividend, and Participant (if otherwise eligible in accordance with the above provisions of this Section 9) consequently did not receive the cash dividend or any credited DEUs with respect to such Shares issued on the applicable Settlement Date, Participant nevertheless will be entitled to receive cash in lieu of such dividend or DEUs, as determined by the Committee, in its discretion, in an amount determined pursuant to this Section 9, which amount will be immediately paid in cash on the cash dividend payment date (or as soon as reasonably practicable thereafter but not later than thirty (30) days after the cash dividend payment date). For the avoidance of doubt, except as specifically provided in this Section 9(c), no other additional Restricted Stock Units, DEUs or cash will be credited with respect to any Restricted Stock Units that previously vested and were settled.
10.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
11.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING A MEMBER OF THE BOARD, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
12.Grant is Not Transferable. Except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby cannot be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
13.Nature of Grant. In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Committee;
(c)Participant is voluntarily participating in the Plan;
(d)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;
(e)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)unless otherwise agreed with the Company in writing, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary;
(g)the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;
(h)for purposes of the Restricted Stock Units, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(i)unless otherwise provided in the Plan or by the Committee in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and the following provisions apply only if Participant is providing services outside the United States:
(i)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;
(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and
(iii)no claim or entitlement to compensation or damages shall arise from the forfeiture of the Restricted Stock Units or recoupment of any Shares acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and / or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
14.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
15.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
16.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

19.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
20.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Committee may establish from time to time for reasons of administrative convenience.
21.Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the provisions of this Award Agreement and the Plan. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Committee at any time.
25.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
26.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Award of Restricted Stock Units (including any Shares, DEUs or other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to repay to the Company part or all of the Shares (if any) that Participant receives under this Award Agreement and to forfeit some of the Restricted Stock Units covered by the Award at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with applicable law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.
In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant's behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the Restricted Stock Units to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
27.Governing Law; Venue; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware, USA. For purposes of litigating any dispute that arises under these Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, USA and agree that such litigation will be conducted in the courts of Ada County, Idaho, USA or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.
28.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
29.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Restricted Stock Unit Award (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
*    *    *

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT
COUNTRY ADDENDUM

[Standard Micron addendum for compliance with non-US tax and securities laws omitted. Addendum will be included for individual grantees if needed for compliance.]

Nonemployee Director Annual Retainer Deferred RSU

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT
NOTICE OF RESTRICTED STOCK UNIT GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement which includes the Notice of Restricted Stock Unit Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Unit Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:
Address:
The undersigned Participant has been granted the right to receive a Restricted Stock Unit Award, subject to the terms and conditions of the Plan and this Award Agreement, as follows:
Grant Number:
Date of Grant:
Vesting Commencement Date:
Total Number of Shares Subject to Restricted Stock Units:
Vesting Schedule:
The Restricted Stock Units will be fully vested on the Date of Grant.
By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by Micron Technology, Inc. (the “Company”), Participant and the Company agree that (1) this Restricted Stock Unit Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

1

[PARTICIPANT

Signature
Printed Name][Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT
1.Grant of Restricted Stock Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Unit Grant of this Award Agreement (the “Notice of Grant”) a Restricted Stock Unit Award under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section
16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining in Continuous Status as a Participant through the applicable vesting date.
4.Payment after Vesting.
(a)General Rule. Subject to Section 8, any Restricted Stock Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in Shares. Subject to this Section 4 and Section 9, such vested Restricted Stock Units shall be paid in Shares as soon as administratively practicable after vesting, but in each such case within fifteen (15) days following the date the Participant’s Separation from Service, (such payment date being the “Settlement Date”). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.
(b)Acceleration.
(i)Death or Disability. If Participant’s Continuous Status as a Participant ends on account of Participant’s death or Participant becoming Disabled, any Restricted Stock Units that both were unexpired and unvested as of the date of cessation of Continuous Status as a Participant, will vest on such date.
(ii)Change in Control. If a Change in Control occurs before Participant’s Continuous Status as a Participant ends, any Restricted Stock Units that both were unexpired and unvested as of immediately preceding the Change in Control, will vest upon the consummation of the Change in Control unless, as determined by the Committee (as constituted immediately prior to the Change in Control), such Restricted Stock Units have been assumed by the Surviving Corporation, if any, or otherwise equitably converted or substituted in the Change in Control. For the purposes of this

Award Agreement, the Restricted Stock Units will be considered assumed if, following the Change in Control, this Award Agreement confers the right to receive, for each Share subject to the Award Agreement immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely shares (or other applicable equity interests) of the Surviving Corporation or its parent, the Committee may, with the consent of the Surviving Corporation, provide for the consideration to be received upon the payout of each Restricted Stock Unit to be solely shares (or other applicable equity interests) of the Surviving Corporation or its parent equal in fair market value at the time of the Change in Control to the per Share consideration received by holders of Shares in the Change in Control.
(iii)Termination following a Change in Control. If (A) a Change in Control occurs before Participant’s Continuous Status as a Participant ends, (B) as determined by the Committee (as constituted immediately prior to the Change in Control), any Restricted Stock Units that, both were unexpired and unvested as of the date of the Change in Control, were assumed by the Surviving Corporation or otherwise equitably converted or substituted in the Change in Control, and (C) Participant’s employment with the Company (or any Surviving Corporation, as applicable) and all Affiliates is terminated by the Company (or any such Surviving Corporation or Affiliate, as applicable) without Cause within one (1) year after the effective date of the Change in Control, then any Restricted Stock Units that both were unexpired and unvested as of immediately preceding the termination of employment, will vest upon the termination of employment.
(iv)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Committee. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Code Section 409A (“Section 409A”). The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(v)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on, or after the Grant Date), if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the cessation of Participant’s status as an employee, officer, director or consultant (a “Service Provider”) (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Committee), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the

Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(c)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Cessation of Continuous Status as a Participant. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant’s Continuous Status as a Participant ceases for any or no reason, the then- unvested Restricted Stock Units awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of cessation of Continuous Status as a Participant.
6.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Tax Obligations.
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal (including Participant’s Federal Insurance

Contributions Act (FICA) obligations), state, local and non-U.S. taxes that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event (as determined by the Company), Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested Restricted Stock Units, Participant generally will recognize immediate
U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Obligations, (iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.
(d)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Restricted Stock Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company.
(e)Dividend Equivalents. The Participant shall not have voting, dividend or any other rights as a stockholder of the Company with respect to the Restricted Stock Units. Upon conversion of the Restricted Stock Units into Shares, the Participant will obtain full voting, dividend and other rights as a stockholder of the Company.
(f)Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
(g)No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING IN CONTINUOUS STATUS AS A PARTICIPANT, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

9.Grant is Not Transferable. Except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby cannot be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
10.Nature of Grant.    In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees that:
(a)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(b)all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Committee;
(c)Participant is voluntarily participating in the Plan;
(d)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;
(e)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)unless otherwise agreed with the Company in writing, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary;
(g)the future value of the Shares underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted;
(h)for purposes of the Restricted Stock Units, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Restricted Stock Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(i)unless otherwise provided in the Plan or by the Committee in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(j)the following provisions apply only if Participant is providing services outside the United States:
(i)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose;
(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement; and
(iii)no claim or entitlement to compensation or damages shall arise from the forfeiture of the Restricted Stock Units or recoupment of any Shares acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and / or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
11.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Restricted Stock Units.

Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
12.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
13.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.

14.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
15.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
16.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
17.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Committee may establish from time to time for reasons of administrative convenience.
18.Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Participant to understand the provisions of this Award Agreement and the Plan. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
19.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
20.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
21.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Committee at any time.
22.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Restricted Stock Units. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
23.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Award of Restricted Stock Units (including any Shares, DEUs or other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to repay to the Company part or all of the Shares (if any) that Participant receives under this Award Agreement and to forfeit some of the Restricted Stock Units covered by the Award at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with applicable law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.

In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant's behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the Restricted Stock Units to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
24.Governing Law; Venue; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware, USA. For purposes of litigating any dispute that arises under these Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, USA and agree that such litigation will be conducted in the courts of Ada County, Idaho, USA or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.
25.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
26.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Restricted Stock Unit Award (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
*    *    *

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT
COUNTRY ADDENDUM

[Standard Micron addendum for compliance with non-US tax and securities laws omitted. Addendum will be included for individual grantees if needed for compliance.]

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN PERFORMANCE UNIT AGREEMENT
NOTICE OF PERFORMANCE UNIT GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Performance Unit Agreement which includes the Notice of Performance Unit Grant (the “Notice of Grant”), the Terms and Conditions of Performance Unit Grant, attached hereto as Exhibit A, the Additional Terms of Data Center SSD Performance Units, attached hereto as Exhibit B, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:
The undersigned Participant has been granted the right to receive an Award of performance-based Restricted Stock Units (the “Data Center SSD Performance Units”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:
Date of Grant:
Target Number of Shares Subject to Data Center SSD Performance Units:
Maximum Number of Shares Subject to Data Center SSD Performance Units:	266% of Target Number of Shares Subject to Data Center SSD Performance Units
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the Data Center SSD Performance Units will be scheduled to vest in accordance with, and be subject to, the Additional Terms of Data Center SSD Performance Units attached hereto as Exhibit B.
If Participant’s Continuous Status as a Participant ends for any reason before Participant vests in all or some of the Data Center SSD Performance Units, the unvested Data Center SSD Performance Units and Participant’s right to acquire any Shares hereunder will terminate and never will vest, unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and Micron Technology, Inc. (the “Company”) or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents).
By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by the Company), Participant and the Company agree that (1) this Data Center SSD Performance Unit Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[PARTICIPANT

Signature
Printed Name][Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF PERFORMANCE UNIT GRANT
1.Grant of Data Center SSD Performance Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Performance Unit Grant of this Award Agreement (the “Notice of Grant”) an Award of performance-based Restricted Stock Units (and referred to herein as Data Center SSD Performance Units) under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.Company’s Obligation to Pay. Each Data Center SSD Performance Unit represents the right to receive a Share on the date it vests. Unless and until the Data Center SSD Performance Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such Data Center SSD Performance Units. Prior to actual payment of any vested Data Center SSD Performance Units, such Data Center SSD Performance Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the Data Center SSD Performance Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining in Continuous Status as a Participant through the applicable vesting date.
4.Payment after Vesting.
(a)General Rule. Subject to Section 8, any Data Center SSD Performance Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in Shares. Subject to this Section 4 and Section 9, such vested Data Center SSD Performance Units shall be paid in Shares as soon as administratively practicable after vesting, but in each such case within thirty (30) days following the vesting date (such payment date being the “Settlement Date”). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Data Center SSD Performance Units payable under this Award Agreement.
(b)Acceleration.
(i)Death or Disability. If the Participant’s Continuous Status as a Participant ends on account of the Participant’s death or the Participant becoming Disabled, any Data Center SSD Performance Units that both were unexpired and unvested as of the date of cessation of Continuous Status as a Participant, will vest on such date.
(ii)Change in Control. Except as specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), if a Change in Control occurs during the Performance Period (as defined in Exhibit B attached hereto) and before the Participant’s Continuous Status as a Participant ends, any Data Center SSD Performance Units will be treated in accordance with the terms of the Plan.
(iii)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Data Center SSD Performance Units at any time, subject to the terms of the Plan. If so accelerated, such Data Center SSD Performance Units will be considered as having vested as of the date specified by the Committee. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Code Section 409A (“Section 409A”). The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(iv)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on, or after the Grant Date), if the vesting of the balance, or some lesser portion of the balance, of the Data Center SSD Performance Units is accelerated in connection with the cessation of Participant’s status as an employee, officer, director or consultant (a “Service Provider”) (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Committee), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Data Center SSD Performance Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated Data Center SSD Performance Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Data Center SSD Performance Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(c)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Data Center SSD Performance Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Cessation of Continuous Status as a Participant. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant’s Continuous Status as a Participant ceases for any or no reason, the then-unvested Data Center SSD Performance Units awarded by this Award

Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of cessation of Continuous Status as a Participant.
6.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the
U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Tax Obligations
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Data Center SSD Performance Units, including, without limitation, (i) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Data Center SSD Performance Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Data Center SSD Performance Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Data Center SSD Performance Units, including, but not limited to, the grant, vesting or settlement of the Data Center SSD Performance Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Data Center SSD Performance Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax

Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event (as determined by the Company), Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested Data Center SSD Performance Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash in U.S. dollars, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Obligations,
(iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.
(d)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable Data Center SSD Performance Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such Data Center SSD Performance Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such Data Center SSD Performance Units will be returned to the Company at no cost to the Company.
9.Dividend Equivalents. If the Company declares and pays a cash dividend on Shares for which the record date occurs while Data Center SSD Performance Units subject to this Award

Agreement remain outstanding, then certain cash amounts (referred to as “DEUs”) will be credited under this Award Agreement in accordance with this Section 9, upon the occurrence of such a cash dividend, the cash amount of each DEU will equal the cash dividend amount per Share paid to stockholders. The aggregate cash amount of the DEUs that will be credited under this Award Agreement for a particular cash dividend will be determined by the following formula: X = (A x B); where:
•“X” is the aggregate cash amount of the DEUs to be credited with respect to that cash dividend.
•“A” is the amount of the cash dividend paid by the Company to stockholders with respect to one Share. In other words, this amount is the cash amount of each DEU to be credited with respect to a particular cash dividend.
•“B” is the number of Data Center SSD Performance Units remaining subject to this Award Agreement as of the cash dividend record date but immediately prior to the application of this Section 9 for that cash dividend.
(a)Vesting of DEUs. Any DEUs credited under this Section 9 will be scheduled to vest as follows: the DEUs will vest on the vesting date for the portion of the Award to which the DEUs are attributable. However, the following exception applies: if a vesting date for the Award already occurred before the cash dividend payment date, then the installment of DEUs that would have vested on the vesting date that already passed instead will be scheduled to vest on the next vesting date under the Award occurring after the cash dividend payment date, if any, otherwise the vesting of such DEUs will be dealt with as provided in Section 9(c) below. Notwithstanding the preceding, on any vesting date, DEUs will vest only if Participant remains in Continuous Status as a Participant through the vesting date and the portion of the Award to which the DEUs are attributable actually vests.
(b)Settlement and General. DEUs credited under this Section 9 will be subject to the same terms and conditions as the other Shares underlying the Data Center SSD Performance Units on which the DEUs were paid including (but not limited to) being settled at the same time as the settlement of the Data Center SSD Performance Units on which the DEUs were paid (but DEUs will be paid in cash and subject to the other provisions of this Section 9 and the Award Agreement). DEUs will not accrue interest and will not be credited with any investment returns related to Shares or otherwise.
(c)Timing. If a Settlement Date occurs after a cash dividend record date, but before the payment date for that dividend, and, Participant (if otherwise eligible in accordance with the above provisions of this Section 9) consequently did not receive the cash dividend, or any credited DEUs with respect to such Shares issued on the applicable Settlement Date, Participant nevertheless will be entitled to receive cash in lieu of such dividend or DEUs, as determined by the Committee, in its discretion, in an amount determined pursuant to this Section 9, which amount will be immediately paid in cash on the cash dividend payment date (or as soon as reasonably practicable thereafter but not later than thirty (30) days after the cash dividend payment date). For the avoidance of doubt, except as provided in this Section 9(c), no other additional Data Center SSD Performance Units,

DEUs or cash will be credited with respect to any Data Center SSD Performance Units that previously vested and were settled.
10.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
11.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE Data Center SSD PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING IN CONTINUOUS STATUS AS A PARTICIPANT, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS Data Center SSD PERFORMANCE UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
12.Grant is Not Transferable. Except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby cannot be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
13.Nature of Grant. In accepting this Award of Data Center SSD Performance Units, Participant acknowledges, understands and agrees that:

(a)the grant of the Data Center SSD Performance Units is voluntary and occasional and does not create any contractual or other right to receive future grants of equity awards, or benefits in lieu of equity awards, even if equity awards have been granted in the past;
(b)all decisions with respect to future equity award grants, if any, will be at the sole discretion of the Committee;
(c)Participant is voluntarily participating in the Plan;
(d)the Data Center SSD Performance Units and the Shares subject to the Data Center SSD Performance Units are not intended to replace any pension rights or compensation;
(e)the Data Center SSD Performance Units and the Shares subject to the Data Center SSD Performance Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)the future value of the Shares underlying the Data Center SSD Performance Units is unknown, indeterminable, and cannot be predicted;
(g)for purposes of the Data Center SSD Performance Units, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the Data Center SSD Performance Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the Data Center SSD Performance Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)unless otherwise provided in the Plan or by the Committee in its discretion, the Data Center SSD Performance Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Data Center SSD Performance Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(i)the following provisions apply only if Participant is providing services outside the United States:

(i)the Data Center SSD Performance Units and the Shares subject to the Data Center SSD Performance Units are not part of normal or expected compensation or salary for any purpose;
(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Data Center SSD Performance Units or of any amounts due to Participant pursuant to the settlement of the Data Center SSD Performance Units or the subsequent sale of any Shares acquired upon settlement; and no claim or entitlement to compensation or damages shall arise from the forfeiture of the Data Center SSD Performance Units or recoupment of any Shares acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and/or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the Data Center SSD Performance Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
14.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the Data Center SSD Performance Units. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
15.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Data Center SSD Performance Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Data Center SSD Performance Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
16.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Data Center SSD Performance Units awarded under the Plan or future equity awards that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
19.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
20.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Data Center SSD Performance Units as the Committee may establish from time to time for reasons of administrative convenience.
21.Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Data Center SSD Performance Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Data Center SSD Performance Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Committee at any time.
25.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of Data Center SSD Performance Units. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
26.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Award of Data Center SSD Performance Units (including any Shares, DEUs or other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to repay to the Company part or all of the Shares (if any) that Participant receives under this Award Agreement and to forfeit some of the Data Center SSD Performance Units covered by the Award at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with applicable law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.
In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant’s behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the Data Center SSD Performance Units to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
27.Governing Law; Venue; Severability. This Award Agreement and the Data Center SSD Performance Units are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. For purposes of litigating any dispute that arises under these Data Center SSD Performance Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, and agree that such litigation will be conducted in the courts of Ada County, Idaho, or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.

28.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
29.Country Addendum. Notwithstanding any provisions in this Award Agreement, the Data Center SSD Performance Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this Data Center SSD Performance Unit Award (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
*    *    *

EXHIBIT B
ADDITIONAL TERMS OF DATA CENTER SSD PERFORMANCE UNITS

The Data Center SSD Performance Units may be earned, in whole or in part, based on (i) Participant’s Continuous Status as a Participant, and (ii) the achievement of the performance goals, as set forth below.
Performance Period. For purposes of this Award of Data Center SSD Performance Units, “Performance Period” means the period of three fiscal years of the Company (“Fiscal Years”) beginning August 30, 2024, and ending on September 2, 2027.
Performance Goals. The Data Center SSD Performance Units are eligible to be earned, assuming at- target achievement of certain market share or shipments relating to Data Center SSD (as defined below) (such performance goal, the “Data Center SSD Goal”), as described further below. The Target Number of Shares Subject to Data Center SSD Performance Units (as set forth in the Notice of Grant), as may be adjusted as specified herein, is referred to herein as “Target Units.”
Data Center SSD Goal. The actual number of Data Center SSD Performance Units that may be earned under this Award will be determined by reference to the payout factor (the “Data Center SSD Payout Factor”) and based on the performance achievement level of the Data Center SSD Goal, as set forth below, subject to adjustment as set forth below.
•For Fiscal Year 2026, the actual number of Data Center SSD Performance Units earned, if any, under this Award will be determined by multiplying (i) the number of Target Units, by (ii) the applicable Data Center SSD Payout Factor.
•For Fiscal Year 2027, to the extent that the applicable Data Center SSD Payout Factor exceeds the Data Center SSD Payout Factor of Fiscal Year 2026, then the actual number of Data Center SSD Performance Units earned, if any, under this Award in Fiscal Year 2027 will be determined by multiplying (i) the number of Target Units, by (ii) the excess of the applicable Data Center SSD Payout Factor in Fiscal Year 2027 over the Data Center SSD Payout Factor of Fiscal Year 2026.
The Data Center SSD Payout Factor may range from 0.00x to a maximum of 2.00x. Therefore, more or less than 100% of the Target Units may be earned during the Performance Period based on the level of achievement measured against the Data Center SSD Goal. Additionally, the Data Center SSD Payout Factor determined pursuant to the below may be increased as a result of the Operational Additional Performance Conditions (as defined below).

Data Center SSD Payout Factor
Fiscal Year	Data Center SSD Goal	0.00x	0.5x	1.0x	1.50x	2.00x
2026	Data Center SSD Market Share or Data Center SSD Bit Shipments	9.00% or 33.00 B GBs*	10.00% or 40.00 B GBs	12.00% or 46.00 B GBs	13.00% or 55.00 B GBs	14.00% or 58.00 B GBs
2027		9.50% or 46.50 B GBs	10.50% or 54.50 B GBs	12.50% or 62.00 B GBs	13.50% or 78.00 B GBs	14.50% or 80.00 B GBs
* Refers to billion gigabytes.
•The Data Center SSD Payout Factor for a particular Fiscal Year shown in the table above will be determined by the higher of (x) the Data Center SSD Payout Factor applicable to Data Center SSD Market Share (as defined below) achieved for such Fiscal Year, or (y) the Data Center SSD Payout Factor applicable to Data Center SSD Bit Shipments (as defined below) achieved for such Fiscal Year (the “Achieved Data Center SSD Level”).
•In the event that the Achieved Data Center SSD Level is between performance levels shown in the table above, the Data Center SSD Payout Factor will be determined based on straight line interpolation. For the avoidance of doubt and notwithstanding any contrary provision of the Award Agreement, if performance for the Data Center SSD Goal (in other words, for both Data Center SSD Market Share and Data Center SSD Bit Shipments) in a particular Fiscal Year is equal to or below the performance specified in the 0.00x column in the above table, the Data Center SSD Payout Factor for such Fiscal Year will be zero.
•Each Data Center SSD Market Share performance result, Data Center SSD Bit Shipments performance result, and Data Center SSD Payout Factor will be rounded to the second decimal place, as needed.
•“Data Center SSD” refers to solid state drives (SSDs) sold into the data center market segment.
•“Data Center SSD Bit Shipments” refers to the Company’s bit shipments of Data Center SSDs.
•“Data Center SSD Market Share” refers to the Company’s revenue with respect to its Data Center SSD, determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as a percentage of total addressable market (TAM) with respect to revenue for SSDs sold into the data center market segment. The Data Center SSD Market Share will be measured pursuant to an internal Market Intelligence (MI) assessment, in part by leveraging third-party reports, (x) for the 2026 Fiscal Year, over the period beginning with the third quarter of calendar year 2025 through and inclusive of the second quarter of calendar year 2026, and (y) for the 2027 Fiscal Year, over the period beginning with the third quarter of calendar year 2026 through and inclusive of the second quarter of calendar year 2027.
Operational Additional Performance Conditions. The Data Center SSD Payout Factor may be increased in the event of achievement of the NAND free cash flow and U.S. DRAM manufacturing expansion goals described below (the “Operational Additional Performance Conditions”).

Operational Additional Performance Conditions Goal	Required Achievement Level	Amount Added to Data Center SSD Payout Factor Determined Above
NAND free cash flow
Deliver at least $500M positive free cash flow for NAND across any consecutive four fiscal quarters from first fiscal quarter of Fiscal Year 2026 through and inclusive of fourth fiscal quarter of Fiscal Year 2007
0.33x
U.S. DRAM manufacturing expansion	First wafer at the Company’s Boise fab site is out by December 31, 2026	0.33x
•NAND free cash flow will be determined, based on the Company’s financial planning and analysis internal allocation model, as the amount of free cash flow generated from the Company’s NAND business.
•First wafer out is the first full flow wafer output from the Boise fab site with any yield.
•An example of the operation of the Operational Additional Performance Conditions is set forth below:
oAssume that for Fiscal Year 2026, the Data Center SSD Payout Factor is determined to be 1.0x.
oAssume achievement of the NAND free cash flow goal during Fiscal Year 2026 but that the U.S. DRAM manufacturing expansion goal is not achieved in Fiscal Year 2026.
oThe Data Center SSD Payout Factor will be increased by 0.33x, to 1.33x. (If both the NAND free cash flow goal and the U.S. DRAM manufacturing expansion goal were achieved, the Data Center SSD Payout Factor would be increased by 0.66x to 1.66x.)
Certification and Banked Units. Achievement levels with respect to the Data Center SSD Payout Factor, as well as any Operational Additional Performance Conditions, will be measured at the end of each of:
•Fiscal Year 2026, and

•Fiscal Year 2027.
No later than 60 days after the end of each of Fiscal Years 2026 and 2027, the Committee shall determine and certify the results of such achievement under this Award of Data Center SSD Performance Units (such date, the “Certification Date”). Data Center SSD Performance Units that are earned by achievement of the Data Center SSD Goal and/or Operational Additional Performance Conditions, as applicable, are referred to herein as “Banked Units” (regardless of whether such Data Center SSD Performance Units have vested).
Vesting. As of the Certification Date that immediately follows the end of Fiscal Year 2027, 100% of any then-unvested Banked Units (for the avoidance of doubt, inclusive of any Data Center SSD Performance Units becoming Banked Units as of such Certification Date) will vest as of such Certification Date. If Participant’s employment terminates for a reason other than termination for Cause (as such term is defined in the agreement between Participant and the Company governing the terms of Participant’s employment or termination thereof, or, if not so defined, as defined in the Plan), after Data Center SSD Performance Units have become Banked Units, such Banked Units will continue to vest and be paid pursuant to the original schedule.
Vesting Upon a Qualifying Event. This paragraph shall apply only to the extent that Participant and the Company have entered into a written offer letter or similar written agreement (the “Letter”) that provides for accelerated or continued vesting of part or all of Participant’s restricted stock awards or restricted stock share awards if Participant experiences a “Qualifying Separation from Service” or “Qualifying Termination of Employment” (as applicable, as defined in the Letter) (in either case, a “Qualifying Event”). If Participant experiences a Qualifying Event and complies with the terms of the Letter so that Participant becomes entitled to severance benefits relating to vesting of restricted stock awards or restricted stock share awards (“Severance Benefits”), Participant also will be entitled to partial or full vesting of this Award as a restricted stock award or restricted stock share award under the Letter and in accordance with the terms and conditions specified in the Letter. For the avoidance of doubt, any vesting provided under this paragraph is subject to all of the terms and conditions of the Letter and, if Participant does not comply with the requirements of the Letter to qualify for Severance Benefits, Participant will not be entitled to any vesting under this paragraph.
Payout Timing (Conversion to Shares). The Banked Units vesting as of the Certification Date that immediately follows the end of Fiscal Year 2027 (such Data Center SSD Performance Units, the “Vested Data Center SSD Performance Units”) shall automatically convert to Shares on the Certification Date (the “Conversion Date”), except that if Participant is terminated for Cause, no further Data Center SSD Performance Units shall vest after the date of termination.
Certain Award Limitations. The maximum number of Data Center SSD Performance Units that may vest under this Award is the Maximum Number of Shares Subject to Data Center SSD Performance Units as set forth in the Notice of Grant.
Concurrently with this Award of Data Center SSD Performance Units, Participant is receiving (a) an award of HBM3E Performance Units, which are performance-based Restricted Stock Units that may be earned based on achievement of certain goals related to HBM3E+ market share or bit shipments (the “HBM3E Award”), as described in the award agreement covering the HBM3E Award, and (b)

an award of rTSR CAGR Performance Units, which are performance-based Restricted Stock Units that may be earned based upon achievement of certain goals related to relative total shareholder return compound annual growth rate (such award, the “rTSR CAGR Award”), as described in the award agreement covering the rTSR CAGR Award. This Award of Data Center SSD Performance Units, together with the HBM3E Award and the rTSR CAGR Award, are referred to as the “FY 2025 Performance Awards,” and the total number of Restricted Stock Units under the FY 2025 Performance Awards (the “Performance Units”) eligible to be earned under the FY 2025 Performance Awards assuming at-target achievement is referred to as the “Target Total Award” and is calculated as the sum of (i) the Target Number of Shares Subject to Data Center SSD Performance Units under this Award of Data Center SSD Performance Units, plus (ii) the Target Number of Shares Subject to HBM3E Performance Units as specified in the HBM3E Award, plus (iii) the Target Number of Shares Subject to rTSR CAGR Performance Units as specified in the rTSR CAGR Award. Notwithstanding any contrary provision of this Award Agreement, the number of Performance Units that may be earned under the FY 2025 Performance Awards (taken together) during the Performance Period will not exceed two (2) times the Target Total Award (the “2x Limit”). To the extent that, as of any applicable date, the aggregate number of Performance Units that would otherwise be earned under the FY 2025 Performance Awards in accordance with the applicable provisions as of such date, together, plus all Performance Units that were earned previously in the Performance Period with respect to the FY 2025 Performance Awards, would exceed the 2x Limit, the number of Performance Units becoming earned with respect to the rTSR CAGR Award will be reduced such that the aggregate number of Performance Units becoming earned as of such date with respect to the FY 2025 Performance Awards upon such date, plus all Performance Units that have become earned previously during the Performance Period with respect to the FY 2025 Performance Awards, is equal to the 2x Limit. If, immediately after any date during the Performance Period, the aggregate number of Performance Units that have become earned pursuant to the FY 2025 Performance Awards is less than the 2x Limit, then the opportunity to earn the excess of the 2x Limit less the aggregate number of Performance Units that have been earned will exist in any remaining Performance Period Fiscal Year(s).
Notwithstanding anything to the contrary herein, the maximum aggregate grant of awards may not exceed 5,000,000 shares of the Company’s Common Stock in any one calendar year to any one participant (including for calendar year 2024, the FY 2025 Performance Awards granted to Participant), as provided in Section 5.4 of the Plan.
Recoupment. As provided in further detail in Section 26 of the Terms and Conditions of Performance Unit Grant comprising Exhibit A of this Award Agreement, the Data Center SSD Performance Units are subject to any Clawback Policy, or other recovery obligation as may be necessary to comply with applicable laws.
*    *    *

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN AWARD AGREEMENT
COUNTRY ADDENDUM

[Standard Micron addendum for compliance with non-US tax and securities laws omitted. Addendum will be included for individual grantees if needed for compliance.]

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN PERFORMANCE UNIT AGREEMENT
NOTICE OF PERFORMANCE UNIT GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Performance Unit Agreement which includes the Notice of Performance Unit Grant (the “Notice of Grant”), the Terms and Conditions of Performance Unit Grant, attached hereto as Exhibit A, the Additional Terms of HBM3E+ Performance Units, attached hereto as Exhibit B, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:
The undersigned Participant has been granted the right to receive an Award of performance-based Restricted Stock Units (the “HBM3E+ Performance Units”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:
Date of Grant:
Target Number of Shares Subject to HBM3E+ Performance Units:
Maximum Number of Shares Subject to HBM3E+ Performance Units:	266% of Target Number of Shares Subject to HBM3E+ Performance Units
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the HBM3E+ Performance Units will be scheduled to vest in accordance with, and be subject to, the Additional Terms of HBM3E+ Performance Units attached hereto as Exhibit B.
If Participant’s Continuous Status as a Participant ends for any reason before Participant vests in all or some of the HBM3E+ Performance Units, the unvested HBM3E+ Performance Units and Participant’s right to acquire any Shares hereunder will terminate and never will vest, unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and Micron Technology, Inc. (the “Company”) or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents).
By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by the Company), Participant and the Company agree that (1) this HBM3E+ Performance Unit Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[PARTICIPANT

Signature
Printed Name][Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF PERFORMANCE UNIT GRANT
1.Grant of HBM3E+ Performance Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Performance Unit Grant of this Award Agreement (the “Notice of Grant”) an Award of performance-based Restricted Stock Units (and referred to herein as HBM3E+ Performance Units) under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.Company’s Obligation to Pay. Each HBM3E+ Performance Unit represents the right to receive a Share on the date it vests. Unless and until the HBM3E+ Performance Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such HBM3E+ Performance Units. Prior to actual payment of any vested HBM3E+ Performance Units, such HBM3E+ Performance Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the HBM3E+ Performance Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining in Continuous Status as a Participant through the applicable vesting date.
4.Payment after Vesting.
(a)General Rule. Subject to Section 8, any HBM3E+ Performance Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in Shares. Subject to this Section 4 and Section 9, such vested HBM3E+ Performance Units shall be paid in Shares as soon as administratively practicable after vesting, but in each such case within thirty (30) days following the vesting date (such payment date being the “Settlement Date”). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any HBM3E+ Performance Units payable under this Award Agreement.
(b)Acceleration.
(i)Death or Disability. If the Participant’s Continuous Status as a Participant ends on account of the Participant’s death or the Participant becoming Disabled, any HBM3E+ Performance Units that both were unexpired and unvested as of the date of cessation of Continuous Status as a Participant, will vest on such date.
(ii)Change in Control. Except as specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), if a Change in Control occurs during the Performance Period (as defined in Exhibit B attached hereto) and before the Participant’s Continuous Status as a Participant ends, any HBM3E+ Performance Units will be treated in accordance with the terms of the Plan.
(iii)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested HBM3E+ Performance Units at any time, subject to the terms of the Plan. If so accelerated, such HBM3E+ Performance Units will be considered as having vested as of the date specified by the Committee. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Code Section 409A (“Section 409A”). The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(iv)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on, or after the Grant Date), if the vesting of the balance, or some lesser portion of the balance, of the HBM3E+ Performance Units is accelerated in connection with the cessation of Participant’s status as an employee, officer, director or consultant (a “Service Provider”) (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Committee), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated HBM3E+ Performance Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated HBM3E+ Performance Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the HBM3E+ Performance Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(c)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the HBM3E+ Performance Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Cessation of Continuous Status as a Participant. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant’s Continuous Status as a Participant ceases for any or no reason, the then-unvested HBM3E+ Performance Units awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of cessation of Continuous Status as a Participant.
6.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the
U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Tax Obligations
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the HBM3E+ Performance Units, including, without limitation, (i) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the HBM3E+ Performance Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the HBM3E+ Performance Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the HBM3E+ Performance Units, including, but not limited to, the grant, vesting or settlement of the HBM3E+ Performance Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the HBM3E+ Performance Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event (as determined by the Company), Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested HBM3E+ Performance Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash in U.S. dollars, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Obligations,(iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.
(d)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable HBM3E+ Performance Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such HBM3E+ Performance Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such HBM3E+ Performance Units will be returned to the Company at no cost to the Company.
9.Dividend Equivalents. If the Company declares and pays a cash dividend on Shares for which the record date occurs while HBM3E+ Performance Units subject to this Award Agreement remain outstanding, then certain cash amounts (referred to as “DEUs”) will be credited under this

Award Agreement in accordance with this Section 9, upon the occurrence of such a cash dividend, the cash amount of each DEU will equal the cash dividend amount per Share paid to stockholders. The aggregate cash amount of the DEUs that will be credited under this Award Agreement for a particular cash dividend will be determined by the following formula: X = (A x B); where:
•“X” is the aggregate cash amount of the DEUs to be credited with respect to that cash dividend.
•“A” is the amount of the cash dividend paid by the Company to stockholders with respect to one Share. In other words, this amount is the cash amount of each DEU to be credited with respect to a particular cash dividend.
•“B” is the number of HBM3E+ Performance Units remaining subject to this Award Agreement as of the cash dividend record date but immediately prior to the application of this Section 9 for that cash dividend.
(a)Vesting of DEUs. Any DEUs credited under this Section 9 will be scheduled to vest as follows: the DEUs will vest on the vesting date for the portion of the Award to which the DEUs are attributable. However, the following exception applies: if a vesting date for the Award already occurred before the cash dividend payment date, then the installment of DEUs that would have vested on the vesting date that already passed instead will be scheduled to vest on the next vesting date under the Award occurring after the cash dividend payment date, if any, otherwise the vesting of such DEUs will be dealt with as provided in Section 9(c) below. Notwithstanding the preceding, on any vesting date, DEUs will vest only if Participant remains in Continuous Status as a Participant through the vesting date and the portion of the Award to which the DEUs are attributable actually vests.
(b)Settlement and General. DEUs credited under this Section 9 will be subject to the same terms and conditions as the other Shares underlying the HBM3E+ Performance Units on which the DEUs were paid including (but not limited to) being settled at the same time as the settlement of the HBM3E+ Performance Units on which the DEUs were paid (but DEUs will be paid in cash and subject to the other provisions of this Section 9 and the Award Agreement). DEUs will not accrue interest and will not be credited with any investment returns related to Shares or otherwise.
(c)Timing. If a Settlement Date occurs after a cash dividend record date, but before the payment date for that dividend, and, Participant (if otherwise eligible in accordance with the above provisions of this Section 9) consequently did not receive the cash dividend, or any credited DEUs with respect to such Shares issued on the applicable Settlement Date, Participant nevertheless will be entitled to receive cash in lieu of such dividend or DEUs, as determined by the Committee, in its discretion, in an amount determined pursuant to this Section 9, which amount will be immediately paid in cash on the cash dividend payment date (or as soon as reasonably practicable thereafter but not later than thirty (30) days after the cash dividend payment date). For the avoidance of doubt, except as provided in this Section 9(c), no other additional HBM3E+ Performance Units, DEUs or cash will be credited with respect to any HBM3E+ Performance Units that previously vested and were settled.

10.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
11.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE HBM3E+ PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING IN CONTINUOUS STATUS AS A PARTICIPANT, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS HBM3E+ PERFORMANCE UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
12.Grant is Not Transferable. Except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby cannot be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
13.Nature of Grant. In accepting this Award of HBM3E+ Performance Units, Participant acknowledges, understands and agrees that:
(a)the grant of the HBM3E+ Performance Units is voluntary and occasional and does not create any contractual or other right to receive future grants of equity awards, or benefits in lieu of equity awards, even if equity awards have been granted in the past;

(b)all decisions with respect to future equity award grants, if any, will be at the sole discretion of the Committee;
(c)Participant is voluntarily participating in the Plan;
(d)the HBM3E+ Performance Units and the Shares subject to the HBM3E+ Performance Units are not intended to replace any pension rights or compensation;
(e)the HBM3E+ Performance Units and the Shares subject to the HBM3E+ Performance Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)the future value of the Shares underlying the HBM3E+ Performance Units is unknown, indeterminable, and cannot be predicted;
(g)for purposes of the HBM3E+ Performance Units, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the HBM3E+ Performance Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the HBM3E+ Performance Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)unless otherwise provided in the Plan or by the Committee in its discretion, the HBM3E+ Performance Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the HBM3E+ Performance Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(i)the following provisions apply only if Participant is providing services outside the United States:
(i)the HBM3E+ Performance Units and the Shares subject to the HBM3E+ Performance Units are not part of normal or expected compensation or salary for any purpose;

(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the HBM3E+ Performance Units or of any amounts due to Participant pursuant to the settlement of the HBM3E+ Performance Units or the subsequent sale of any Shares acquired upon settlement; and
(iii)no claim or entitlement to compensation or damages shall arise from the forfeiture of the HBM3E+ Performance Units or recoupment of any Shares acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and/or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the HBM3E+ Performance Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
14.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the HBM3E+ Performance Units. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
15.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other HBM3E+ Performance Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all HBM3E+ Performance Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
16.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the HBM3E+ Performance Units awarded under the Plan or future equity awards that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
19.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

20.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the HBM3E+ Performance Units as the Committee may establish from time to time for reasons of administrative convenience.
21.Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any HBM3E+ Performance Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of HBM3E+ Performance Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Committee at any time.
25.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the

Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of HBM3E+ Performance Units. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
26.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Award of HBM3E+ Performance Units (including any Shares, DEUs or other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to repay to the Company part or all of the Shares (if any) that Participant receives under this Award Agreement and to forfeit some of the HBM3E+ Performance Units covered by the Award at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with applicable law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.
In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant’s behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the HBM3E+ Performance Units to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
27.Governing Law; Venue; Severability. This Award Agreement and the HBM3E+ Performance Units are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. For purposes of litigating any dispute that arises under these HBM3E+ Performance Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, and agree that such litigation will be conducted in the courts of Ada County, Idaho, or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.
28.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
29.Country Addendum. Notwithstanding any provisions in this Award Agreement, the HBM3E+ Performance Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this HBM3E+ Performance Unit Award (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
*    *    *

EXHIBIT B
ADDITIONAL TERMS OF HBM3E+ PERFORMANCE UNITS

The HBM3E+ Performance Units may be earned, in whole or in part, based on (i) Participant’s Continuous Status as a Participant, and (ii) the achievement of the performance goals, as set forth below.
Performance Period. For purposes of this Award of HBM3E+ Performance Units, “Performance Period” means the period of three fiscal years of the Company (“Fiscal Years”) beginning August 30, 2024, and ending on September 2, 2027.
Performance Goals. The HBM3E+ Performance Units are eligible to be earned, assuming at-target achievement of certain market share or shipments relating to HBM3E+ (as defined below) (such performance goal, the “HBM3E+ Goal”), as described further below. The Target Number of Shares Subject to HBM3E+ Performance Units (as set forth in the Notice of Grant), as may be adjusted as specified herein, is referred to herein as “Target Units.”
HBM3E+ Goal. The actual number of HBM3E+ Performance Units that may be earned under this Award will be determined by reference to the payout factor (the “HBM3E+ Payout Factor”) and based on the performance achievement level of the HBM3E+ Goal, as set forth below, subject to adjustment as set forth below.
•For Fiscal Year 2026, the actual number of HBM3E+ Performance Units earned, if any, under this Award will be determined by multiplying (i) the number of Target Units, by (ii) the applicable HBM3E+ Payout Factor.
•For Fiscal Year 2027, to the extent that the applicable HBM3E+ Payout Factor exceeds the HBM3E+ Payout Factor of Fiscal Year 2026, then the actual number of HBM3E+ Performance Units earned, if any, under this Award in Fiscal Year 2027 will be determined by multiplying
(i) the number of Target Units, by (ii) the excess of the applicable HBM3E+ Payout Factor in Fiscal Year 2027 over the HBM3E+ Payout Factor of Fiscal Year 2026.
The HBM3E+ Payout Factor may range from 0.00x to a maximum of 2.00x. Therefore, more or less than 100% of the Target Units may be earned during the Performance Period based on the level of achievement measured against the HBM3E+ Goal. Additionally, the HBM3E+ Payout Factor determined pursuant to the below may be increased as a result of the Operational Additional Performance Conditions (as defined below).

HBM3E+ Payout Factor
Fiscal Year	HBM3E+ Goal	0.00x	0.5x	1.0x	1.50x	2.00x
2026	HBM3E+ Market Share or HBM3E+ Bit Shipments	17.00% or 3.20 B Gbs*	20.00% or 3.60 B Gbs	22.00% or 4.20 B Gbs	23.50% or 5.20 B Gbs	24.50% or 5.43 B Gbs
2027		17.00% or 4.50 B Gbs	20.00% or 5.00 B Gbs	22.00% or 5.50 B Gbs	23.50% or 6.78 B Gbs	24.50% or 7.10 B Gbs
* Refers to billion gigabits.
•The HBM3E+ Payout Factor for a particular Fiscal Year shown in the table above will be determined by the higher of (x) the HBM3E+ Payout Factor applicable to HBM3E+ Market Share (as defined below) achieved for such Fiscal Year, or (y) the HBM3E+ Payout Factor applicable to HBM3E+ Bit Shipments (as defined below) achieved for such Fiscal Year (the “Achieved HBM3E+ Level”).
•In the event that the Achieved HBM3E+ Level is between performance levels shown in the table above, the HBM3E+ Payout Factor will be determined based on straight line interpolation. For the avoidance of doubt and notwithstanding any contrary provision of the Award Agreement, if performance for the HBM3E+ Goal (in other words, for both HBM3E+ Market Share and HBM3E+ Bit Shipments) in a particular Fiscal Year is equal to or below the performance specified in the 0.00x column in the above table, the HBM3E+ Payout Factor for such Fiscal Year will be zero.
•Each HBM3E+ Market Share performance result, HBM3E+ Bit Shipments performance result, and HBM3E+ Payout Factor will be rounded to the second decimal place, as needed.
•“HBM3E+” refers to the Company’s HBM3E+ and beyond HBM products and the equivalent competitor’s products.
•“HBM3E+ Market Share” refers to the Company’s revenue (determined in accordance with
U.S. Generally Accepted Accounting Principles (“GAAP”)) with respect to its HBM3E+ and beyond products as a percentage of total industry revenue from HBM3E+ and beyond (i.e., a stacked DRAM technology optimized for memory-bandwidth intensive applications) products. The HBM3E+ Market Share will be measured by the Company’s internal Market Intelligence (MI) assessment, in part by leveraging third-party reports (x) for the 2026 Fiscal Year, over the period beginning with the third quarter of calendar year 2025 through and inclusive of the second quarter of calendar year 2026, and (y) for the 2027 Fiscal Year, over the period beginning with the third quarter of calendar year 2026 through and inclusive of the second quarter of calendar year 2027.
•“HBM3E+ Bit Shipments” refers to the bit shipments for the Company’s HBM3E+ and beyond HBM products.
Operational Additional Performance Conditions. The HBM3E+ Payout Factor may be increased in the event of achievement of the NAND free cash flow and U.S. DRAM manufacturing expansion goals described below (the “Operational Additional Performance Conditions”).

Operational Additional Performance Conditions Goal	Required Achievement Level	Amount Added to HBM3E+ Payout Factor Determined Above
NAND free cash flow
Deliver at least $500M positive free cash flow for NAND across any consecutive four fiscal quarters from first fiscal quarter of Fiscal Year 2026 through and inclusive of fourth fiscal quarter of Fiscal Year 2007
0.33x
U.S. DRAM manufacturing expansion	First wafer at the Company’s Boise fab site is out by December 31, 2026	0.33x
•NAND free cash flow will be determined, based on the Company’s financial planning and analysis internal allocation model, as the amount of free cash flow generated from the Company’s NAND business.
•First wafer out is the first full flow wafer output from the Boise fab site with any yield.
•An example of the operation of the Operational Additional Performance Conditions is set forth below:
oAssume that for Fiscal Year 2026, the HBM3E+ Payout Factor is determined to be 1.0x.
oAssume achievement of the NAND free cash flow goal during Fiscal Year 2026 but that the U.S. DRAM manufacturing expansion goal is not achieved in Fiscal Year 2026.
oThe HBM3E+ Payout Factor will be increased by 0.33x, to 1.33x. (If both the NAND free cash flow goal and the U.S. DRAM manufacturing expansion goal were achieved, the HBM3E+ Payout Factor would be increased by 0.66x to 1.66x.)
Certification and Banked Units. Achievement levels with respect to the HBM3E+ Payout Factor, as well as any Operational Additional Performance Conditions, will be measured at the end of each of:
•Fiscal Year 2026, and
•Fiscal Year 2027.

No later than 60 days after the end of each of Fiscal Years 2026 and 2027, the Committee shall determine and certify the results of such achievement under this Award of HBM3E+ Performance Units (such date, the “Certification Date”). HBM3E+ Performance Units that are earned by achievement of the HBM3E+ Goal and/or Operational Additional Performance Conditions, as applicable, are referred to herein as “Banked Units” (regardless of whether such HBM3E+ Performance Units have vested).
Vesting. As of the Certification Date that immediately follows the end of Fiscal Year 2027, 100% of any then-unvested Banked Units (for the avoidance of doubt, inclusive of any HBM3E+ Performance Units becoming Banked Units as of such Certification Date) will vest as of such Certification Date. If Participant’s employment terminates for a reason other than termination for Cause (as such term is defined in the agreement between Participant and the Company governing the terms of Participant’s employment or termination thereof, or, if not so defined, as defined in the Plan), after HBM3E+ Performance Units have become Banked Units, such Banked Units will continue to vest and be paid pursuant to the original schedule.
Vesting Upon a Qualifying Event. This paragraph shall apply only to the extent that Participant and the Company have entered into a written offer letter or similar written agreement (the “Letter”) that provides for accelerated or continued vesting of part or all of Participant’s restricted stock awards or restricted stock share awards if Participant experiences a “Qualifying Separation from Service” or “Qualifying Termination of Employment” (as applicable, as defined in the Letter) (in either case, a “Qualifying Event”). If Participant experiences a Qualifying Event and complies with the terms of the Letter so that Participant becomes entitled to severance benefits relating to vesting of restricted stock awards or restricted stock share awards (“Severance Benefits”), Participant also will be entitled to partial or full vesting of this Award as a restricted stock award or restricted stock share award under the Letter and in accordance with the terms and conditions specified in the Letter. For the avoidance of doubt, any vesting provided under this paragraph is subject to all of the terms and conditions of the Letter and, if Participant does not comply with the requirements of the Letter to qualify for Severance Benefits, Participant will not be entitled to any vesting under this paragraph.
Payout Timing (Conversion to Shares). The Banked Units vesting as of the Certification Date that immediately follows the end of Fiscal Year 2027 (such HBM3E+ Performance Units, the “Vested HBM3E+ Performance Units”) shall automatically convert to Shares on the Certification Date (the “Conversion Date”), except that if Participant is terminated for Cause, no further HBM3E+ Performance Units shall vest after the date of termination.
Certain Award Limitations. The maximum number of HBM3E+ Performance Units that may vest under this Award is the Maximum Number of Shares Subject to HBM3E+ Performance Units as set forth in the Notice of Grant.
Concurrently with this Award of HBM3E+ Performance Units, Participant is receiving (a) an award of Data Center SSD Performance Units, which are performance-based Restricted Stock Units that may be earned based on achievement of certain goals related to data center SSD market share or bit shipments (the “Data Center SSD Award”), as described in the award agreement covering the Data

Center SSD Award, and (b) an award of rTSR CAGR Performance Units, which are performance- based Restricted Stock Units that may be earned based upon achievement of certain goals related to relative total shareholder return compound annual growth rate (such award, the “rTSR CAGR Award”), as described in the award agreement covering the rTSR CAGR Award. This Award of HBM3E+ Performance Units, together with the Data Center SSD Award and the rTSR CAGR Award, are referred to as the “FY 2025 Performance Awards,” and the total number of Restricted Stock Units under the FY 2025 Performance Awards (the “Performance Units”) eligible to be earned under the FY 2025 Performance Awards assuming at-target achievement is referred to as the “Target Total Award” and is calculated as the sum of (i) the Target Number of Shares Subject to HBM3E+ Performance Units under this Award of HBM3E+ Performance Units, plus (ii) the Target Number of Shares Subject to Data Center SSD Performance Units as specified in the Data Center SSD Award, plus (iii) the Target Number of Shares Subject to rTSR CAGR Performance Units as specified in the rTSR CAGR Award. Notwithstanding any contrary provision of this Award Agreement, the number of Performance Units that may be earned under the FY 2025 Performance Awards (taken together) during the Performance Period will not exceed two (2) times the Target Total Award (the “2x Limit”). To the extent that, as of any applicable date, the aggregate number of Performance Units that would otherwise be earned under the FY 2025 Performance Awards in accordance with the applicable provisions as of such date, together, plus all Performance Units that were earned previously in the Performance Period with respect to the FY 2025 Performance Awards, would exceed the 2x Limit, the number of Performance Units becoming earned with respect to the rTSR CAGR Award will be reduced such that the aggregate number of Performance Units becoming earned as of such date with respect to the FY 2025 Performance Awards upon such date, plus all Performance Units that have become earned previously during the Performance Period with respect to the FY 2025 Performance Awards, is equal to the 2x Limit. If, immediately after any date during the Performance Period, the aggregate number of Performance Units that have become earned pursuant to the FY 2025 Performance Awards is less than the 2x Limit, then the opportunity to earn the excess of the 2x Limit less the aggregate number of Performance Units that have been earned will exist in any remaining Performance Period Fiscal Year(s).
Notwithstanding anything to the contrary herein, the maximum aggregate grant of awards may not exceed 5,000,000 shares of the Company’s Common Stock in any one calendar year to any one participant (including for calendar year 2024, the FY 2025 Performance Awards granted to Participant), as provided in Section 5.4 of the Plan.
Recoupment. As provided in further detail in Section 26 of the Terms and Conditions of Performance Unit Grant comprising Exhibit A of this Award Agreement, the HBM3E+ Performance Units are subject to any Clawback Policy, or other recovery obligation as may be necessary to comply with applicable laws.
*    *    *

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN AWARD AGREEMENT
COUNTRY ADDENDUM

[Standard Micron addendum for compliance with non-US tax and securities laws omitted. Addendum will be included for individual grantees if needed for compliance.]

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN PERFORMANCE UNIT AGREEMENT
NOTICE OF PERFORMANCE UNIT GRANT
Unless otherwise defined herein, the terms defined in the Micron Technology, Inc. Amended and Restated 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Performance Unit Agreement which includes the Notice of Performance Unit Grant (the “Notice of Grant”), the Terms and Conditions of Performance Unit Grant, attached hereto as Exhibit A, the Additional Terms of rTSR CAGR Performance Units, attached hereto as Exhibit B, and all other exhibits, appendices, and addenda attached hereto (collectively, the “Award Agreement”).
Participant Name:
The undersigned Participant has been granted the right to receive an Award of performance-based Restricted Stock Units (the “rTSR CAGR Performance Units”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:
Date of Grant:
Target Number of Shares Subject to rTSR CAGR Performance Units:
Maximum Number of Shares Subject to rTSR CAGR Performance Units:	150% of Target Number of Shares Subject to rTSR CAGR Performance Units
Vesting Schedule:
Subject to any acceleration provisions contained in the Plan or set forth below, the rTSR CAGR Performance Units will be scheduled to vest in accordance with, and be subject to, the Additional Terms of rTSR CAGR Performance Units attached hereto as Exhibit B.
If Participant’s Continuous Status as a Participant ends for any reason before Participant vests in all or some of the rTSR CAGR Performance Units, the unvested rTSR CAGR Performance Units and Participant’s right to acquire any Shares hereunder will terminate and never will vest, unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and Micron Technology, Inc. (the “Company”) or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents).
By Participant electronically accepting this Award Agreement or manually signing this Award Agreement (in either case, as and in the manner specified by the Company), Participant

Micron Confidential

and the Company agree that (1) this rTSR CAGR Performance Unit Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, which constitutes an Award Certificate for purposes of the Plan, (2) Participant acknowledges that Participant has received a copy of the Plan and the prospectus for the Plan (and/or that Participant has electronic access to a copy of the Plan and prospectus), (3) Participant acknowledges that Participant has reviewed the Plan, the related prospectus, and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing or accepting this Award Agreement, and fully understands all provisions of the Plan and this Award Agreement, and (4) Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

[PARTICIPANT

Signature
Printed Name][Note: delete for electronic acceptance form]

EXHIBIT A
TERMS AND CONDITIONS OF PERFORMANCE UNIT GRANT
1.Grant of rTSR CAGR Performance Units. The Company hereby grants to the individual (“Participant”) named in the Notice of Performance Unit Grant of this Award Agreement (the “Notice of Grant”) an Award of performance-based Restricted Stock Units (and referred to herein as rTSR CAGR Performance Units) under the Plan, subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 16.2 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.
2.Company’s Obligation to Pay. Each rTSR CAGR Performance Unit represents the right to receive a Share on the date it vests. Unless and until the rTSR CAGR Performance Units will have vested in the manner set forth in Section 3 or 4, Participant will have no right to payment of any such rTSR CAGR Performance Units. Prior to actual payment of any vested rTSR CAGR Performance Units, such rTSR CAGR Performance Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
3.Vesting Schedule. Except as provided in Section 4, and subject to Section 5, the rTSR CAGR Performance Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant, subject to Participant remaining in Continuous Status as a Participant through the applicable vesting date.
4.Payment after Vesting.
(a)General Rule. Subject to Section 8, any rTSR CAGR Performance Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in Shares. Subject to this Section 4 and Section 9, such vested rTSR CAGR Performance Units shall be paid in Shares as soon as administratively practicable after vesting, but in each such case within thirty (30) days following the vesting date (such payment date being the “Settlement Date”). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of payment of any rTSR CAGR Performance Units payable under this Award Agreement.
(b)Acceleration.
(i)Death or Disability. If the Participant’s Continuous Status as a Participant ends on account of the Participant’s death or the Participant becoming Disabled, any rTSR CAGR Performance Units that both were unexpired and unvested as of the date of cessation of Continuous Status as a Participant, will vest on such date.
(ii)Change in Control. Except as specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents, as applicable (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), if a Change in Control occurs during the Performance Period (as defined in Exhibit B attached hereto) and before the Participant’s Continuous Status as a Participant ends, any rTSR CAGR Performance Units will be treated in accordance with the terms of the Plan.
(iii)Discretionary Acceleration. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested rTSR CAGR Performance Units at any time, subject to the terms of the Plan. If so accelerated, such rTSR CAGR Performance Units will be considered as having vested as of the date specified by the Committee. If Participant is a U.S. taxpayer, the payment of Shares vesting pursuant to this Section 4(b) shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Code Section 409A (“Section 409A”). The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.
(iv)Notwithstanding anything in the Plan or this Award Agreement or any other agreement (whether entered into before, on, or after the Grant Date), if the vesting of the balance, or some lesser portion of the balance, of the rTSR CAGR Performance Units is accelerated in connection with the cessation of Participant’s status as an employee, officer, director or consultant (a “Service Provider”) (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Committee), other than due to Participant’s death, and if
(x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated rTSR CAGR Performance Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s status as a Service Provider, then the payment of such accelerated rTSR CAGR Performance Units will not be made until the date six (6) months and one (1) day following the date of cessation of Participant’s status as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the rTSR CAGR Performance Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death.
(c)Section 409A. It is the intent of this Award Agreement that it and all payments and benefits to U.S. taxpayers hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the rTSR CAGR Performance Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). However, in no event will the Company or any of its Parent or Subsidiaries have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes, penalties, and interest that may be imposed, or other costs that may be incurred, as a result of Section 409A.
5.Forfeiture Upon Cessation of Continuous Status as a Participant. Unless specifically provided otherwise in this Award Agreement or in another written agreement between Participant and the Company or any of its Subsidiaries or Parents (provided that any such other written agreement must have been duly authorized and signed by an officer of the Company or any of its Subsidiaries or Parents), as applicable, if Participant’s Continuous Status as a Participant ceases for any or no reason, the then-unvested rTSR CAGR Performance Units awarded by this Award

Agreement will be forfeited at no cost to the Company and Participant will have no further rights thereunder. The date of forfeiture will be the date of cessation of Continuous Status as a Participant.
6.Tax Consequences. Participant has reviewed with Participant’s own tax advisers the
U.S. federal, state, local, and non-U.S. tax consequences of this Award Agreement and any potential related transactions. Participant agrees that Participant is relying solely on such advisors with respect to such matters and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be solely responsible for Participant’s own tax liability that may arise as a result of this Award Agreement and related transactions.
7.Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary under such procedures as the Committee may specify from time to time or, if the Committee does not permit beneficiary designations or no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Tax Obligations
(a)Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or any Parent or Subsidiary to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the rTSR CAGR Performance Units, including, without limitation, (i) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the rTSR CAGR Performance Units or sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the rTSR CAGR Performance Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the rTSR CAGR Performance Units, including, but not limited to, the grant, vesting or settlement of the rTSR CAGR Performance Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the rTSR CAGR Performance Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Tax Obligations hereunder at the time of the applicable taxable event (as determined by the Company), Participant acknowledges and agrees that the Shares that otherwise would be delivered to Participant will be permanently forfeited at no cost to the Company.
(b)Tax Withholding and Default Method of Tax Withholding. When Shares are issued as payment for vested rTSR CAGR Performance Units, Participant generally will recognize immediate U.S. taxable income if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant may be subject to applicable taxes in his or her jurisdiction. Unless otherwise determined by the Committee, the minimum amount of Tax Obligations that the Company determines must be withheld with respect to this Award (“Tax Withholding Obligation”) will be satisfied by the Company withholding otherwise deliverable Shares having a value approximately equal to the Tax Withholding Obligation (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences).
(c)Committee Discretion. If the Committee determines that Participant cannot satisfy Participant’s Tax Withholding Obligation through the default procedure described in Section 8(b) or the Committee otherwise determines to permit or require that Participant satisfy Participant’s Tax Withholding Obligation by a method other than through the default procedure set forth in Section 8(b), the Committee may permit or require Participant to satisfy Participant’s Tax Withholding Obligation, in whole or in part (without limitation), if permissible by applicable local law, by (i) paying cash in U.S. dollars, (ii) selling a sufficient number of the Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization without further consent (provided that, notwithstanding the preceding, Participant agrees to complete such related steps and procedures as the Company may specify) having a fair market value approximately equal to such Tax Obligations,
(iii) having the amount of such Tax Withholding Obligation withheld from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the minimum amount statutorily required to be withheld (or such greater amount as Participant may elect if permitted by the Committee, if such greater amount would not result in adverse financial accounting consequences), or (v) such other means as the Committee deems appropriate.
(d)Company’s Obligation to Deliver Shares. For clarification purposes, in no event will the Company issue Participant any Shares unless and until arrangements satisfactory to the Committee have been made for the payment of Participant’s Tax Withholding Obligation. If Participant fails to make satisfactory arrangements for the payment of such Tax Withholding Obligations hereunder at the time any applicable rTSR CAGR Performance Units otherwise are scheduled to vest pursuant to Sections 3 or 4 or Participant’s Tax Withholding Obligations otherwise become due, Participant will permanently forfeit such rTSR CAGR Performance Units to which Participant’s Tax Withholding Obligation relates and any right to receive Shares thereunder and such rTSR CAGR Performance Units will be returned to the Company at no cost to the Company.
9.Dividend Equivalents. If the Company declares and pays a cash dividend on Shares for which the record date occurs while rTSR CAGR Performance Units subject to this Award Agreement remain outstanding, then certain cash amounts (referred to as “DEUs”) will be credited under this Award Agreement in accordance with this Section 9, upon the occurrence of such a cash dividend, the cash amount of each DEU will equal the cash dividend amount per Share paid to stockholders. The aggregate cash amount of the DEUs that will be credited under this Award greement for a particular cash dividend will be determined by the following formula: X = (A x B); where:
•“X” is the aggregate cash amount of the DEUs to be credited with respect to that cash dividend.
•“A” is the amount of the cash dividend paid by the Company to stockholders with respect to one Share. In other words, this amount is the cash amount of each DEU to be credited with respect to a particular cash dividend.
•“B” is the number of rTSR CAGR Performance Units remaining subject to this Award Agreement as of the cash dividend record date but immediately prior to the application of this Section 9 for that cash dividend.
(a)Vesting of DEUs. Any DEUs credited under this Section 9 will be scheduled to vest as follows: the DEUs will vest on the vesting date for the portion of the Award to which the DEUs are attributable. However, the following exception applies: if a vesting date for the Award already occurred before the cash dividend payment date, then the installment of DEUs that would have vested on the vesting date that already passed instead will be scheduled to vest on the next vesting date under the Award occurring after the cash dividend payment date, if any, otherwise the vesting of such DEUs will be dealt with as provided in Section 9(c) below. Notwithstanding the preceding, on any vesting date, DEUs will vest only if Participant remains in Continuous Status as a Participant through the vesting date and the portion of the Award to which the DEUs are attributable actually vests.
(b)Settlement and General. DEUs credited under this Section 9 will be subject to the same terms and conditions as the other Shares underlying the rTSR CAGR Performance Units on which the DEUs were paid including (but not limited to) being settled at the same time as the settlement of the rTSR CAGR Performance Units on which the DEUs were paid (but DEUs will be paid in cash and subject to the other provisions of this Section 9 and the Award Agreement). DEUs will not accrue interest and will not be credited with any investment returns related to Shares or otherwise.
(c)Timing. If a Settlement Date occurs after a cash dividend record date, but before the payment date for that dividend, and, Participant (if otherwise eligible in accordance with the above provisions of this Section 9) consequently did not receive the cash dividend, or any credited DEUs with respect to such Shares issued on the applicable Settlement Date, Participant nevertheless will be entitled to receive cash in lieu of such dividend or DEUs, as determined by the Committee, in its discretion, in an amount determined pursuant to this Section 9, which amount will be immediately paid in cash on the cash dividend payment date (or as soon as reasonably practicable thereafter but not later than thirty (30) days after the cash dividend payment date). For the avoidance of doubt, except as provided in this Section 9(c), no other additional rTSR CAGR Performance Units, DEUs or cash will be credited with respect to any rTSR CAGR Performance Units that previously vested and were settled.

10.Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
11.No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE rTSR CAGR PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY REMAINING IN CONTINUOUS STATUS AS A PARTICIPANT, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS rTSR CAGR PERFORMANCE UNIT AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.
12.Grant is Not Transferable. Except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby cannot be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, except to the limited extent provided in Section 7 and this Section 12 or as otherwise determined by the Committee, this grant and the rights and privileges conferred hereby immediately will become null and void. Unless and until otherwise determined by the Committee, a transfer pursuant to a qualified domestic relations order (“QDRO”) will be permitted so long as such transfer complies with the QDRO procedures then in effect, as specified by the Committee or the Company.
13.Nature of Grant. In accepting this Award of rTSR CAGR Performance Units, Participant acknowledges, understands and agrees that:
(a)the grant of the rTSR CAGR Performance Units is voluntary and occasional and does not create any contractual or other right to receive future grants of equity awards, or benefits in lieu of equity awards, even if equity awards have been granted in the past;

(b)all decisions with respect to future equity award grants, if any, will be at the sole discretion of the Committee;
(c)Participant is voluntarily participating in the Plan;
(d)the rTSR CAGR Performance Units and the Shares subject to the rTSR CAGR Performance Units are not intended to replace any pension rights or compensation;
(e)the rTSR CAGR Performance Units and the Shares subject to the rTSR CAGR Performance Units, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(f)the future value of the Shares underlying the rTSR CAGR Performance Units is unknown, indeterminable, and cannot be predicted;
(g)for purposes of the rTSR CAGR Performance Units, Participant’s Continuous Status as a Participant will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Committee, Participant’s right to vest in the rTSR CAGR Performance Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the rTSR CAGR Performance Units grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);
(h)unless otherwise provided in the Plan or by the Committee in its discretion, the rTSR CAGR Performance Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the rTSR CAGR Performance Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(i)the following provisions apply only if Participant is providing services outside the United States:
(i)the rTSR CAGR Performance Units and the Shares subject to the rTSR CAGR Performance Units are not part of normal or expected compensation or salary for any purpose;

(ii)Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the rTSR CAGR Performance Units or of any amounts due to Participant pursuant to the settlement of the rTSR CAGR Performance Units or the subsequent sale of any Shares acquired upon settlement; and no claim or entitlement to compensation or damages shall arise from the forfeiture of the rTSR CAGR Performance Units or recoupment of any Shares acquired under the Plan resulting from (i) the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any) and/or (ii) the application of any recoupment policy or any recovery or clawback policy otherwise required by law, and in consideration of the grant of the rTSR CAGR Performance Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim. If, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
14.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the Shares underlying the rTSR CAGR Performance Units. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
15.Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other rTSR CAGR Performance Unit grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all rTSR CAGR Performance Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering, and managing the Plan.
Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration, and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Company’s Data Privacy Team at privacy@micron.com. Participant authorizes the Company, any stock plan service provider selected by the Company, and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering, and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer, and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Company’s Data Privacy Team at privacy@micron.com in writing. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected. The only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Team.
16.Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, United States of America; Attention: Corporate Secretary; or at such other address as the Company may hereafter designate in writing.
17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the rTSR CAGR Performance Units awarded under the Plan or future equity awards that may be awarded under the Plan by electronic means or require Participant to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.
18.No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
19.Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.
20.Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal, or non-U.S. law, the Code and related regulations, or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected, or obtained free of any conditions not acceptable to the Company. The Company will use its commercially reasonable efforts to satisfy the requirements and conditions provided in the preceding sentence. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the rTSR CAGR Performance Units as the Committee may establish from time to time for reasons of administrative convenience.
21.Language. If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
22.Interpretation. The Committee will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any rTSR CAGR Performance Units have vested). All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company, and all other interested persons. Neither the Committee nor any person acting on behalf of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
23.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
24.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of rTSR CAGR Performance Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended, or terminated by the Committee at any time.
25.Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Committee may amend, modify, or terminate the Award and this Award Agreement without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, materially adversely affect Participant’s rights under this Award Agreement. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right (but is not obligated) to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this Award of rTSR CAGR

Performance Units. Any such revisions shall be intended, to the extent reasonably practicable, to preserve the material economic benefits of this Award to Participant. Modifications to this Award Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.
26.Forfeiture Under Policy or Law. Participant’s rights with respect to this Award Agreement and the Award of rTSR CAGR Performance Units (including any Shares, DEUs or other cash or property received by or on behalf of Participant with respect to the Award) will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback, compensation recovery or similar policy that the Company may adopt from time to time, whether or not such policy is mandated by law (a “Clawback Policy”), or as may be necessary to comply with applicable laws. For example (but not by way of limitation), as provided in any such Clawback Policy or applicable law, Participant might be required to repay to the Company part or all of the Shares (if any) that Participant receives under this Award Agreement and to forfeit some of the rTSR CAGR Performance Units covered by the Award at no cost to the Company. Further, if Participant receives any amount in excess of the amount Participant should have received under the terms of this Award Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Committee, then Participant shall be required to promptly repay any such excess amount to the Company. No recovery of compensation under a Clawback Policy or to comply with applicable law will constitute “good reason” or “constructive termination” (or similar term) for Participant’s resignation under any agreement with the Company or any Parent, Subsidiary or Affiliate of the Company.
In order to satisfy any recoupment obligation arising under any Clawback Policy or recovery policy of the Company or otherwise under applicable laws, rules, regulations or stock exchange listing standards, among other things, Participant expressly and explicitly authorizes the Company to issue instructions, on Participant’s behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any Shares or other amounts acquired pursuant to the rTSR CAGR Performance Units to re-convey, transfer or otherwise return the Shares and/or other amounts to the Company upon the Company’s enforcement of any Clawback Policy or recovery policy.
27.Governing Law; Venue; Severability. This Award Agreement and the rTSR CAGR Performance Units are governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. For purposes of litigating any dispute that arises under these rTSR CAGR Performance Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Idaho, and agree that such litigation will be conducted in the courts of Ada County, Idaho, or the United States federal courts for the District of Idaho, and no other courts, where this Award Agreement is made and/or to be performed. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining provisions of this Award Agreement shall continue in full force and effect.
28.Entire Agreement. The Plan is incorporated herein by this reference. The Plan and this Award Agreement (including the appendices and exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

29.Country Addendum. Notwithstanding any provisions in this Award Agreement, the rTSR CAGR Performance Unit grant shall be subject to any special terms and conditions set forth in an appendix (if any) to this Award Agreement for any country whose laws are applicable to Participant and this rTSR CAGR Performance Unit Award (as determined by the Committee in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Award Agreement.
*    *    *

EXHIBIT B
ADDITIONAL TERMS OF rTSR CAGR PERFORMANCE UNITS
The rTSR CAGR Performance Units may be earned, in whole or in part, based on (i) Participant’s Continuous Status as a Participant, and (ii) the achievement of the performance goals, as set forth below.
Performance Period. For purposes of this Award of rTSR CAGR Performance Units, “Performance Period” means the period of three fiscal years of the Company (“Fiscal Years”) beginning August 30, 2024, and ending on (and inclusive of) September 2, 2027.
Performance Goal. 100% of the rTSR CAGR Performance Units are eligible to be earned assuming at-target achievement of the relative total shareholder return 3-year compound annual growth rate goal (the “rTSR CAGR Goal”). The actual number of rTSR CAGR Performance Units earned with respect to the rTSR CAGR Goal will be determined by reference to the payout factor (the “rTSR CAGR Payout Factor”) determined based on the achievement level as set forth below.
•On the first Measurement Date (as defined below), the actual number of rTSR CAGR Performance Units earned, if any, will be determined by multiplying (i) the Target Number of Shares Subject to rTSR CAGR Performance Units (as set forth in the Notice of Grant) by
(ii) the applicable rTSR CAGR Payout Factor.
•To the extent that the rTSR CAGR Payout Factor on any subsequent Measurement Date exceeds the highest rTSR CAGR Payout Factor previously recorded on a preceding Measurement Date, then the actual number of additional rTSR CAGR Performance Units earned, if any, upon such Measurement Date will be determined by multiplying (i) the Target Number of Shares Subject to rTSR CAGR Performance Units by (ii) the excess of the rTSR CAGR Payout Factor on such Measurement Date over the highest rTSR CAGR Payout Factor of all preceding Measurement Dates.
Therefore, more or less than 100% of the Target Number of Shares Subject to rTSR CAGR Performance Units may be earned during the Performance Period based on the level of achievement measured against the rTSR CAGR Goal. Additionally, the number of rTSR CAGR Performance Units earned on any Measurement Date with respect to the rTSR CAGR Goal may be adjusted downward as a result of the 2x Limit (as defined below).

		rTSR CAGR Payout Factor
Fiscal Year	Goal	0.50x	1.0x	1.5x
2026	Difference between Micron’s and the 55th percentile SOX (i.e., PHLX Semiconductor Sector) index company’s 60 consecutive, trailing, Trading Day average 3-year total	-50	0	50
2027		-50	0	50

rTSR CAGR Payout Factor
Fiscal Year	Goal	0.50x	1.0x	1.5x
shareholder return compound annual growth rate performance (“TSR CAGR”)*
*    Targets are represented as percentage points (ppts).

•In the event that performance is between performance levels set forth in the table above, the rTSR CAGR Payout Factor will be determined based on straight line interpolation. For the avoidance of doubt and notwithstanding any contrary provision of the Award Agreement, if highest performance is below the 0.5x level on the final Measurement Date in the applicable Fiscal Year, the rTSR CAGR Payout Factor for such Fiscal Year will be zero.
•The rTSR CAGR Payout Factor will be rounded to the second decimal place, as needed.
•Final goal result will be the highest rTSR CAGR Payout Factor during Fiscal Years 2026 and 2027.
•In determining the 55th percentile company in the SOX index, such percentile is determined among the companies comprising the SOX index as of the Measurement Date, provided that any SOX index company that did not have stock listed on any established stock exchange or a national market system on the date three years prior to such Measurement Date will be excluded in determining such percentile. As an example, if there are 30 companies in the SOX index as of a Measurement Date, all of which had stock listed on an established stock exchange on the date three years prior to such Measurement Date, then the 55th percentile will be determined by linear interpolation between the 16th and 17th company, ranked in order based on each company’s TSR CAGR.
•Notwithstanding the rTSR CAGR Payout Factors shown in the table above, if the Company’s highest TSR CAGR is negative, then the rTSR CAGR Payout Factor will not exceed 1.0x.
Achievement Determination and Banked Units. Achievement levels with respect to the rTSR CAGR Payout Factor will be measured on each trading day of the Shares on the Exchange on which Shares primarily are traded (a “Trading Day”) beginning on the first Trading Day of Fiscal Year 2026 (any such date, a “Measurement Date”). As a simplified example, assume for illustration purposes, that as of a particular Measurement Date, the 60 consecutive, trailing Trading Day average closing prices of the Company’s common stock is $120.00 and the 60 consecutive, trailing Trading Day average closing prices of a share of the Company’s common stock on the date immediately prior to the 3-year period that ends with such Measurement Date is $90.00. Also assume for illustration purposes there were no dividend distributions across the 3-year period, however, in 3-year TSR calculation any dividends distributed are included. Based on these prices, the Company’s TSR CAGR is 10%. Assume further that the 60 consecutive, trailing Trading Day average closing prices of the 55th percentile SOX index company’s stock is $40.00 both as of the same Measurement

Date and the date immediately prior to the 3-year period that ends with such Measurement Date and no dividend distributions across the 3-year period, such that its TSR CAGR is 0%. The difference between the TSR CAGRs for such Measurement Date is 10 ppts, and the resulting rTSR CAGR Payout Factor with respect to such Measurement Date is 1.1x.
rTSR CAGR Performance Units are earned based on every new high reached in the 60 consecutive, trailing Trading Day average TSR 3-year CAGR differential between Micron and the median SOX index company starting on the first Trading Day of Fiscal Year 2026. rTSR CAGR Performance Units that are earned by application of the rTSR CAGR Payout Factor are referred to herein as “Banked rTSR CAGR Performance Units” (regardless of whether such rTSR CAGR Performance Units have vested).
Vesting. As of the Certification Date that immediately follows the end of Fiscal Year 2027, 100% of the then-unvested Banked rTSR CAGR Performance Units (for the avoidance of doubt, inclusive of any rTSR CAGR Performance Units becoming Banked rTSR CAGR Performance Units as of such Certification Date) will vest as of such Certification Date. If Participant’s employment terminates for a reason other than termination for Cause (as such term is defined in the agreement between Participant and the Company governing the terms of Participant’s employment or termination thereof, or, if not so defined, as defined in the Plan), after rTSR CAGR Performance Units have become Banked rTSR CAGR Performance Units, such Banked rTSR CAGR Performance Units will continue to vest and be paid pursuant to the original schedule. “Certification Date” means Certification Date as defined with respect to the HBM3E Award and Data Center SSD Award.
Vesting Upon a Qualifying Event. This paragraph shall apply only to the extent that Participant and the Company have entered into a written offer letter or similar written agreement (the “Letter”) that provides for accelerated or continued vesting of part or all of Participant’s restricted stock awards or restricted stock share awards if Participant experiences a “Qualifying Separation from Service” or “Qualifying Termination of Employment” (as applicable, as defined in the Letter) (in either case, a “Qualifying Event”). If Participant experiences a Qualifying Event and complies with the terms of the Letter so that Participant becomes entitled to severance benefits relating to vesting of restricted stock awards or restricted stock share awards (“Severance Benefits”), Participant also will be entitled to partial or full vesting of this Award as a restricted stock award or restricted stock share award under the Letter and in accordance with the terms and conditions specified in the Letter. For the avoidance of doubt, any vesting provided under this paragraph is subject to all of the terms and conditions of the Letter and, if Participant does not comply with the requirements of the Letter to qualify for Severance Benefits, Participant will not be entitled to any vesting under this paragraph.
Payout Timing (Conversion to Shares). The Banked rTSR CAGR Performance Units vesting as of the Certification Date that immediately follows the end of Fiscal Year 2027 (such rTSR CAGR Performance Units, the “Vested rTSR CAGR Performance Units”) shall automatically convert to Shares on the Certification Date (the “Conversion Date”), except that if Participant is terminated for Cause, no further rTSR CAGR Performance Units shall vest after the date of termination.
Certain Award Limitations. The maximum number of rTSR CAGR Performance Units that may vest under this Award is the Maximum Number of Shares Subject to rTSR CAGR Performance

Units as set forth in the Notice of Grant, subject to the following. Concurrently with this Award of rTSR CAGR Performance Units, Participant is receiving (a) an award of HBM3E Performance Units, which are performance-based Restricted Stock Units that may be earned based on achievement of certain goals related to HBM3E+ market share or bit shipments (the “HBM3E Award”), as described in the award agreement covering the HBM3E Award, and (b) an award of Data Center SSD Performance Units, which are performance-based Restricted Stock Units that may be earned based upon achievement of certain goals related to data center SSD market share or bit shipments (such award, the “Data Center SSD Award”), as described in the award agreement covering the Data Center SSD Award. This Award of rTSR CAGR Performance Units, together with the HBM3E Award and Data Center SSD Award, are referred to as the “FY 2025 Performance Awards,” and the total number of Restricted Stock Units under the FY 2025 Performance Awards (the “Performance Units”) eligible to be earned under the FY 2025 Performance Awards assuming at-target achievement is referred to as the “Target Total Award” and is calculated as the sum of (i) the Target Number of Shares Subject to rTSR CAGR Performance Units under this Award of rTSR CAGR Performance Units, plus (ii) the Target Number of Shares Subject to HBM3E Performance Units as specified in the HBM3E Award, plus (iii) the Target Number of Shares Subject to Data Center SSD Performance Units as specified in the Data Center SSD Award. Notwithstanding any contrary provision of this Award Agreement, the number of Performance Units that may be earned under the FY 2025 Performance Awards (taken together) during the Performance Period will not exceed two (2) times the Target Total Award (the “2x Limit”). To the extent that, as of any applicable date, the aggregate number of Performance Units that would otherwise be earned under the FY 2025 Performance Awards in accordance with the applicable provisions as of such date, together, plus all Performance Units that were earned previously in the Performance Period with respect to the FY 2025 Performance Awards, would exceed the 2x Limit, the number of Performance Units becoming earned with respect to the rTSR CAGR Award will be reduced (the “Reduction Units”) such that the aggregate number of Performance Units becoming earned as of such date with respect to the FY 2025 Performance Awards upon such date plus all Performance Units that have become earned previously during the Performance Period with respect to the FY 2025 Performance Awards is equal to the 2x Limit. For the avoidance of doubt, if such reduction is required as of the Certification Date (as defined below) that immediately follows the end of Fiscal Year 2026, then the rTSR CAGR Performance Units that otherwise would be considered Banked rTSR CAGR Performance Units on such Certification Date will be reduced by the total number of Reduction Units but not to less than zero, and any remaining or additional Reduction Units will reduce the rTSR CAGR Performance Units that are scheduled to vest as of the Certification Date that immediately follows the end of Fiscal Year 2027. If, immediately after any date during the Performance Period the aggregate number of Performance Units that have become earned pursuant to the FY 2025 Performance Awards is less than the 2x Limit, then the opportunity to earn the excess of the 2x Limit less the aggregate number of Performance Units that have been earned will exist in any remaining Performance Period Fiscal Year(s).
Notwithstanding anything to the contrary herein, the maximum aggregate grant of awards may not exceed 5,000,000 shares of the Company’s Common Stock in any one calendar year to any one participant (including for calendar year 2024, the FY 2025 Performance Awards granted to Participant), as provided in Section 5.4 of the Plan.

Recoupment. As provided in further detail in Section 26 of the Terms and Conditions of Performance Unit Grant comprising Exhibit A of this Award Agreement, the rTSR CAGR Performance Units are subject to any Clawback Policy, or other recovery obligation as may be necessary to comply with applicable laws.
*    *    *

MICRON TECHNOLOGY, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN AWARD AGREEMENT
COUNTRY ADDENDUM

[Standard Micron addendum for compliance with non-US tax and securities laws omitted. Addendum will be included for individual grantees if needed for compliance.]